EXHIBIT 10.3

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                              CHS ELECTRONICS, INC.

                         CHS ELECTRONICS, INC. (NEVADA)
                                CHS DELAWARE INC.
                               CHS DELAWARE L.L.C.
                               CHS AMERICAS, INC.

                                       and

                            THE CHASE MANHATTAN BANK

                           ---------------------------

                                    INDENTURE

                            Dated as of April 9, 1998

                           ---------------------------

                               U.S. $ 200,000,000
                          9 7/8% Senior Notes due 2005


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



                              CHS ELECTRONICS, INC.

      RECONCILIATION AND TIE BETWEEN THE UNITED STATES TRUST INDENTURE ACT
       OF 1939, AS AMENDED, AND THIS INDENTURE, DATED AS OF APRIL 9, 1998

TRUST INDENTURE
  ACT SECTION                                                   INDENTURE SECTION
  -----------                                                   -----------------

/section/ 310(a)(1)         ..................................  7.10; 11.1
             (a)(2)         ..................................  7.10; 11.1
             (b)            ..................................  7.8; 7.10; 11.2
/section/ 312(c)            ..................................  11.3
/section/ 314(a)            ..................................  4.6; 4.7(a);11.2
             (c)(1)         ..................................  11.4
             (c)(2)         ..................................  11.4
             (e)            ..................................  7.5
/section/ 315(b)            ..................................  7.5; 11.2
/section/ 316(a)(last
             sentence)      ..................................  2.9
             (a)(1)(A)      ..................................  6.5
             (a)(1)(B)      ..................................  6.4
             (b)            ..................................  6.7
/section/ 317(a)(1)         ..................................  6.8
             (a)(2)         ..................................  6.9
             (b)            ..................................  2.6
/section/ 318(a)            ..................................  11.1




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Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
RECITALS OF THE COMPANY
       ARTICLE I.......................................................................................2

DEFINITIONS AND INCORPORATION BY REFERENCE
       SECTION 1.1  DEFINITIONS........................................................................2
       SECTION 1.2  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.................................20
       SECTION 1.3  RULES OF CONSTRUCTION.............................................................20

ARTICLE II

       THE NOTES

       SECTION 2.1  FORM AND DATING...................................................................21
       SECTION 2.2  DENOMINATION AND TERMS............................................................22
       SECTION 2.3  EXECUTION AND AUTHENTICATION......................................................22
       SECTION 2.4  REGISTRAR AND SECURITY REGISTER. .................................................23
       SECTION 2.5  HOLDERS TO BE TREATED AS OWNERS; PAYMENTS OF INTEREST.............................24
       SECTION 2.6  PAYING AGENT TO HOLD MONEY IN TRUST...............................................24
       SECTION 2.7  TRANSFER AND EXCHANGE.............................................................25
       SECTION 2.8 REPLACEMENT NOTES..................................................................29
       SECTION 2.10  TREASURY NOTES...................................................................30
       SECTION 2.11  TEMPORARY NOTES..................................................................30
       SECTION 2.12  CANCELLATION.....................................................................31
       SECTION 2.13  DEFAULTED INTEREST...............................................................31
       SECTION 2.14  CUSIP, CINS AND ISIN.............................................................31
       SECTION 2.15  DEPOSIT OF MONEYS................................................................31

ARTICLE III

       REDEMPTION

       SECTION 3.1  RIGHT OF REDEMPTION...............................................................32
       SECTION 3.2  ELECTION TO REDEEM; NOTICES TO TRUSTEE............................................32
       SECTION 3.3  SELECTION OF NOTES TO BE REDEEMED.................................................33
       SECTION 3.4  NOTICE OF REDEMPTION..............................................................33
       SECTION 3.5  EFFECT OF NOTICE OF REDEMPTION....................................................34
       SECTION 3.6  DEPOSIT OF REDEMPTION PRICE.......................................................34
       SECTION 3.7  NOTES REDEEMED IN PART............................................................34

ARTICLE IVCOVENANTS
       SECTION 4.1   PAYMENT OF NOTES.......................................................................35
       SECTION 4.2   MAINTENANCE OF OFFICE OR AGENCY........................................................35
       SECTION 4.3   CORPORATE EXISTENCE....................................................................35
       SECTION 4.4   PAYMENT OF TAXES AND OTHER CLAIMS......................................................36
       SECTION 4.5   MAINTENANCE OF PROPERTIES; INSURANCE; BOOKS AND RECORDS; COMPLIANCE WITH
                  LAW.......................................................................................36
       SECTION 4.6   COMPLIANCE CERTIFICATES................................................................36
       SECTION 4.7   COMMISSION REPORTS AND REPORTS TO HOLDERS..............................................37
       SECTION 4.8   LIMITATION ON INDEBTEDNE/section/......................................................37
       SECTION 4.9   LIMITATION ON RESTRICTED PAYMENTS......................................................39
       SECTION 4.10  LIMITATION ON LIENS; NEGATIVE PLEDGES..................................................41
       SECTION 4.11  LIMITATION ON ISSUANCES OF GUARANTEES BY RESTRICTED SUBSIDIARIES.......................42
       SECTION 4.12  LIMITATION  ON  DIVIDEND  AND OTHER  PAYMENT  RESTRICTIONS  AFFECTING  RESTRICTED
                  SUBSIDIARIES..............................................................................42
       SECTION 4.13  LIMITATION ON ASSET SALES..............................................................43
       SECTION 4.14  LIMITATION ON TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES............................44
       SECTION 4.15  REPURCHASE OF NOTES UPON A CHANGE OF CONTROL...........................................45
       SECTION 4.16  LIMITATION ON THE ISSUANCE AND SALE OF CAPITAL STOCK OF RESTRICTED
                  SUBSIDIARIES..............................................................................45
       SECTION 4.17  LIMITATION ON SALE AND LEASEBACK TRANSACTIONS..........................................45
       SECTION 4.18  WAIVER OF STAY, EXTENSION OR USURY LAWS................................................46
       SECTION 4.19 ADDITIONAL SUBSIDIARY GUARANTEES AND PLEDGES............................................46

ARTICLE V

       SUCCESSOR CORPORATION

       SECTION 5.1 CONSOLIDATION, MERGER AND SALE OF ASSETS.................................................47
       SECTION 5.2  SUCCESSOR ENTITY SUBSTITUTED............................................................48

ARTICLE VI

       DEFAULT AND REMEDIES

       SECTION 6.1  EVENTS OF DEFAULT.......................................................................49
       SECTION 6.2  ACCELERATION............................................................................50
       SECTION 6.3  OTHER REMEDIES..........................................................................51
       SECTION 6.4  WAIVER OF PAST DEFAULT..................................................................51
       SECTION 6.5  CONTROL BY MAJORITY.....................................................................51
       SECTION 6.6  LIMITATION ON SUITS.....................................................................52
       SECTION 6.7  RIGHTS OF HOLDERS TO RECEIVE PAYMENT....................................................52
       SECTION 6.8  COLLECTION SUIT BY TRUSTEE..............................................................52

       SECTION 6.9   TRUSTEE MAY FILE PROOFS OF CLAIM.................................................53
       SECTION 6.10  PRIORITIES.......................................................................53
       SECTION 6.11  UNDERTAKING FOR COSTS............................................................53
       SECTION 6.12  RESTORATION OF RIGHTS AND REMEDIES...............................................53
       SECTION 6.13  RIGHTS AND REMEDIES CUMULATIVE...................................................54
       SECTION 6.14  DELAY OR OMISSION NOT WAIVER.....................................................54

ARTICLE VII

       TRUSTEE

       SECTION 7.1  DUTIES OF TRUSTEE.................................................................55
       SECTION 7.2  RIGHTS OF TRUSTEE.................................................................56
       SECTION 7.3  INDIVIDUAL RIGHTS OF TRUSTEE......................................................56
       SECTION 7.4  TRUSTEE'S DISCLAIMER..............................................................57
       SECTION 7.5  NOTICE OF DEFAULTS................................................................57
       SECTION 7.6  REPORTS BY TRUSTEE TO HOLDERS.....................................................57
       SECTION 7.7  COMPENSATION AND INDEMNITY........................................................57
       SECTION 7.8  REPLACEMENT OF TRUSTEE............................................................58
       SECTION 7.9  SUCCESSOR TRUSTEE BY MERGER, ETC.  ...............................................59
       SECTION 7.10  ELIGIBILITY; DISQUALIFICATION....................................................59
       SECTION 7.11  MONEY HELD IN TRUST..............................................................59

ARTICLE VIII

       DISCHARGE OF INDENTURE; DEFEASANCE

       SECTION 8.1  TERMINATION OF COMPANY'S OBLIGATIONS..............................................60
       SECTION 8.2  LEGAL DEFEASANCE AND COVENANT DEFEASANCE..........................................60
       SECTION 8.3  APPLICATION OF TRUST MONEY........................................................63
       SECTION 8.4  REPAYMENT TO COMPANY..............................................................63
       SECTION 8.5  REINSTATEMENT.....................................................................64

ARTICLE IX

       AMENDMENTS, SUPPLEMENTS AND WAIVERS

       SECTION 9.1  WITHOUT CONSENT OF HOLDERS........................................................65
       SECTION 9.2  WITH CONSENT OF HOLDERS.  ........................................................65
       SECTION 9.3  COMPLIANCE WITH TRUST INDENTURE ACT...............................................66
       SECTION 9.4  REVOCATION AND EFFECT OF AMENDMENTS AND CONSENTS..................................66
       SECTION 9.5  NOTATION ON OR EXCHANGE OF NOTES..................................................67
       SECTION 9.6  TRUSTEE TO SIGN AND NOTIFY HOLDERS OF AMENDMENTS, ETC.............................67

ARTICLE X

       SUBSIDIARY GUARANTEES

       SECTION 10.1  SUBSIDIARY GUARANTEE.............................................................68
       SECTION 10.2  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE...................................69
       SECTION 10.3  SUBSIDIARY GUARANTORS MAY CONSOLIDATE ETC., ON CERTAIN TERMS.....................70
       SECTION 10.4  RELEASES FOLLOWING SALE OF ASSETS................................................71
       SECTION 10.5  TRUSTEE TO INCLUDE PAYING AGENT..................................................71
       SECTION 10.6  RANKING OF SUBSIDIARY GUARANTEES.................................................71

ARTICLE XI

       MISCELLANEOUS

       SECTION 11.1  TRUST INDENTURE ACT CONTROLS.....................................................74
       SECTION 11.2  NOTICES..........................................................................74
       SECTION 11.3  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.....................................75
       SECTION 11.4  CERTIFICATE AND OPINION OF COUNSEL AS TO CONDITIONS PRECEDENT....................75
       SECTION 11.5  STATEMENTS REQUIRED IN CERTIFICATE AND OPINION OF COUNSEL........................75
       SECTION 11.6  RULES BY TRUSTEE, PAYING AGENT, REGISTRAR........................................75
       SECTION 11.7  AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES..............75
       SECTION 11.8  CONVERSION OF CURRENCY...........................................................76
       SECTION 11.9  LEGAL HOLIDAYS...................................................................77
       SECTION 11.10  GOVERNING LAW...................................................................77
       SECTION 11.11  NO RECOURSE AGAINST OTHERS......................................................77
       SECTION 11.12  SUCCESSORS......................................................................78
       SECTION 11.13  DUPLICATE ORIGINALS.............................................................78
       SECTION 11.14  SEPARABILITY....................................................................78
       SECTION 11.15  TABLE OF CONTENTS, HEADINGS, ETC................................................78
       SECTION 11.16  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS...................................78

       EXHIBIT A
       FORM OF GLOBAL NOTE
       OPTION OF HOLDER TO ELECT PURCHASE

       EXHIBIT B
       FORM OF DEFINITIVE REGISTERED NOTE
       OPTION OF HOLDER TO ELECT PURCHASE

       EXHIBIT C
       SUBSIDIARY GUARANTEE

       EXHIBIT D
       FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
       WITH TRANSFERS PURSUANT TO REGULATION S

       EXHIBIT E
       FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
       WITH TRANSFERS PURSUANT TO RULE 144A

       EXHIBIT F
       FORM OF INSTITUTIONAL ACCREDITED INVESTOR LETTER

         INDENTURE, dated as of April 9, 1998 among CHS Electronics, Inc., a Florida corporation, as issuer (the "Company"), CHS Electronics, Inc. (Nevada), CHS Delaware Inc., CHS Delaware L.L.C. and CHS Americas, Inc., as guarantors (the "Subsidiary Guarantors"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of an initial aggregate principal amount of U.S.$200,000,000 of the Company's 9_% Senior Notes due 2005 (the "Initial Notes"), and 9_% Senior Notes due 2005 that will be registered under the United States Securities Act of 1933, as amended, (the "Exchange Notes" and, together with the Initial Notes, the "Notes") to be issued as provided for in this Indenture. Pursuant to the terms of a Purchase Agreement dated April 6, 1998, between the Company and the Subsidiary Guarantors, on the one hand, and SBC Warburg Dillon Read Inc., Barclays Capital, acting through BZW Securities, Inc., Scotia Capital Markets (USA) Inc. and Raymond James & Associates, Inc. (the "Initial Purchasers"), on the other hand, the Company has agreed to issue and sell the Notes to the Initial Purchasers.

         The Company reserves the right to issue up to an additional $100,000,000 aggregate principal amount of Notes under this Indenture, which Notes will have terms identical to the Notes initially issued hereunder and form part of the same class of Notes for purposes of this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, have been done, and each of the Company and the Subsidiary Guarantors have done all things necessary to make the Notes, when executed by the Company and the Subsidiary Guarantors and authenticated and delivered by the Trustee hereunder, the valid obligations of the Company and the Subsidiary Guarantors as hereinafter provided.

         Upon the issuance of the Exchange Notes, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to, and shall be governed by, the provisions of the United States Trust Indenture Act of 1939, as amended, that are required to be a part of and shall, to the extent applicable, be governed by such provisions.

         The parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 DEFINITIONS

         "ACQUIRED INDEBTEDNESS" means (a) with respect to any Person that becomes a direct or indirect Restricted Subsidiary of the Company after the date of this Indenture, Indebtedness of such Person and its Restricted Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company that was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary of the Company and (b) with respect to the Company or any of its Restricted Subsidiaries, any Indebtedness assumed by the Company or any of its Restricted Subsidiaries in connection with the acquisition of an asset from another Person that was not Incurred by such other Person in connection with, or in contemplation of, such acquisition.

         "ADJUSTED CONSOLIDATED NET INCOME" means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period determined in conformity with GAAP; PROVIDED that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication): (i) the net income of any Person (other than net income attributable to a Restricted Subsidiary) in which any Person (other than the Company or any of its Restricted Subsidiaries) has a joint interest and the net income of any Unrestricted Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such other Person or such Unrestricted Subsidiary during such period; (ii) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (iv)(C) of the first paragraph of Section 4.9 (and in such case, except to the extent includable pursuant to clause (i) above), the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or all or substantially all of the property and assets of such Person are acquired by the Company or any of its Restricted Subsidiaries; (iii) except in the case of any restriction or encumbrance permitted under clause (ii) of the second paragraph of Section 4.12, the net income of any Restricted Subsidiary if the declaration or payment of dividends or similar distributions or advances by such Restricted Subsidiary as necessary to make interest payments on the Notes when due is prohibited at the time of such determination by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary; (iv) any gains or losses (on an after-tax basis) attributable to Asset Sales; (v) except for purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (iv)(C) of the first paragraph of Section 4.9, any amount paid or accrued as dividends on Preferred Stock of the Company or any Restricted Subsidiary owned by Persons other than the Company and any of its Restricted Subsidiaries; and (vi) all extraordinary gains and extraordinary losses.

         "ADJUSTED CONSOLIDATED NET TANGIBLE ASSETS" means the total amount of assets of the Company and its Restricted Subsidiaries (less applicable depreciation, amortization and other valuation reserves), except to the extent resulting from write-ups of capital assets (excluding write-ups in connection with accounting for acquisitions in conformity with GAAP), after deducting therefrom (i) all current liabilities of the Company and its Restricted Subsidiaries (excluding intercompany items) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries, prepared in conformity with GAAP and filed with the Commission pursuant to Section 4.7.

         "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGENT" means any Registrar, Paying Agent, authenticating agent or co-registrar.

         "APPLICABLE PROCEDURES" means the applicable procedures of the Book-Entry Depositary (including the procedures of Euroclear and Cedel Bank) to the extent applicable.

         "ASSET ACQUISITION" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries; PROVIDED that such Person's primary business is related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such investment or (ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person other than the Company or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person; PROVIDED that the property and assets acquired are related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such acquisition.

         "ASSET DISPOSITION" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary or (ii) all or substantially all of the assets that constitute a division or line of business of the Company or any of its Restricted Subsidiaries.

         "ASSET SALE" means any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transaction) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person other than the Company or any of its Restricted Subsidiaries of (i) all or any of the Capital Stock of any Restricted Subsidiary, (ii) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Restricted Subsidiaries or (iii) any other property and assets (other than the Capital Stock or other Investment in an Unrestricted Subsidiary) of the Company or any of its Restricted Subsidiaries outside the ordinary course of business of the Company or such Restricted Subsidiary and, in each case, that is not governed by Article V; PROVIDED that "Asset Sale" shall not include (a) sales or other dispositions of inventory, receivables and other current assets, (b) sales or other dispositions of assets with a Fair Market Value (as certified in an Officers' Certificate) not in excess of $1 million or (c) sales or other dispositions of assets to the extent the consideration received has a Fair Market Value at least equal to the Fair Market Value of the assets sold or disposed of, provided that the consideration received shall be applied in a manner that would satisfy clause (i)(B) of the second paragraph of Section 4.13.

         "ATTRIBUTABLE INDEBTEDNESS", when used with respect to any Sale and Leaseback Transaction, means, as at the time of determination, property subject to such Sale and Leaseback Transaction and the present value (discounted at a rate equivalent to the Company's then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semiannual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such Sale and Leaseback Transaction.

         "AVERAGE LIFE" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of
(a) the number of years from such date of determination to the dates of each successive scheduled principal payment of such debt security and (b) the amount of such principal payment by (ii) the sum of all such principal payments.

         "BANKRUPTCY LAW" means (i) Title 11 of the U.S. Code, (ii) the Insolvency Act 1986 or (iii) any other law of the United States, any political subdivision thereof or any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors as such law may be amended from time to time.

         "BANKRUPTCY ORDER" has the meaning set forth in Section 6.1(b).

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee of such Board of Directors authorized to act for it.

         "BOARD RESOLUTION" means a copy of a resolution certified by a Director or the Secretary or an Assistant Secretary of the Company as having been duly adopted by the Board of Directors of the Company and as being in full force and effect on the date of such certification, and delivered to the Trustee.

         "BOOK-ENTRY DEPOSITARY" means DTC or its nominee until a successor depositary shall have become such pursuant to the provisions of this Indenture, and thereafter "Book-Entry Depositary" shall mean such successor book-entry depositary or its nominee.

         "BOOK-ENTRY INTEREST" means an indirect beneficial interest in a Global Note held through a Book-Entry Depositary and shown on, and transferred only through, records maintained in book-entry form by the Book-Entry Depositary.

         "BUSINESS DAY" means any day (other than a Saturday or Sunday) on which DTC and banks in New York City are open for busine/section/

         "CAPITALIZED LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

         "CAPITALIZED LEASE OBLIGATIONS" means the discounted present value of the rental obligations under a Capitalized Lease.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the Closing Date, including, without limitation, all Common Stock and Preferred Stock.

         "CEDEL BANK" means Cedel Bank, societe anonyme.

         "CHANGE OF CONTROL" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act) of more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis; or (ii) individuals who on the Closing Date constitute the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination by the Board of Directors for election by the Company's shareholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office.

         "CLOSING DATE" means the date on which the Initial Notes are originally issued under this Indenture.

         "COMMISSION" or "SEC" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

         "COMMON STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's equity, other than Preferred Stock of such Person, whether now outstanding or issued after the Closing Date, including without limitation, all series and classes of such common stock.

         "COMPANY" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and, thereafter, means the successor.

         "COMPANY ORDER" means a written request or order signed in the name of the Company (i) by the Chairman of the Board, the President or a Director and
(ii) by its Treasurer or Secretary and delivered to the Trustee; PROVIDED, HOWEVER, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officer or director listed in clause (i) and one officer listed in clause (ii).

         "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of (i) Adjusted Consolidated Net Income, (ii) Consolidated Interest Expense to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, (iii) income taxes, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (iv) depreciation expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, (v) amortization expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, and (vi) all other non-cash items reducing Adjusted Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), less all non-cash items increasing Adjusted Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP, PROVIDED that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of the Adjusted Consolidated Net Income attributable to such Restricted Security multiplied by (B) the quotient of (1) the number of shares outstanding Common Stock of such Restricted Subsidiary not owned on the last day of such period by the Company or any of its Restricted Subsidiaries divided by (2) the total number of shares outstanding Common Stock of such Restricted Subsidiary on the last day of such period.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, the aggregate amount of interest in respect of Indebtedness (including without limitation, amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptances financing; the net costs associated with Interest Rate Agreements; and Indebtedness that is Guaranteed or secured by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period; EXCLUDING, HOWEVER, (i) any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof) and (ii) any premiums, fees and expenses (and any amortization thereof) payable in connection with the Offering, all as determined on a consolidated basis (without taking into account Unrestricted Subsidiaries) in conformity with GAAP.

         "CONSOLIDATED LEVERAGE RATIO" means, on any Transaction Date, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis outstanding on such Transaction Date to
(ii) the aggregate amount of Consolidated EBITDA for the most recent four fiscal quarters for which financial statements of the Company have been filed with the Commission pursuant to Section 4.7 (such four fiscal quarter periods being the "Four Quarter Period"); PROVIDED that (A) pro forma effect shall be given to (x) any Indebtedness Incurred from the beginning of the Four Quarter Period through the Transaction Date (the "Reference Period"), to the extent such Indebtedness is outstanding on the Transaction Date and (y) any Indebtedness that was outstanding during such Reference Period but that is not outstanding or is to be repaid on the Transaction Date; (B) pro forma effect shall not be given to Asset Dispositions and Asset Acquisitions having a total consideration less than or equal to $5 million individually, not to exceed $20 million in the aggregate (including giving a pro forma effect to the application of proceeds of any Asset Disposition) that occur during such Reference Period, as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (C) pro forma effect shall be given to asset dispositions and asset acquisitions (including giving pro forma effect to the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary or has been merged with or into the Company or any Restricted Subsidiary during such Reference Period and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such Reference Period; PROVIDED that to the extent that clause (B) or (C) of this sentence requires that pro forma effect be given to an Asset Acquisition or Asset Disposition, such pro forma calculation shall be based upon the four full fiscal quarters immediately preceding the Transaction Date of the Person, or division or line of business of the Person, that is acquired or disposed for which financial information is available and
(D) the aggregate amount of Indebtedness outstanding as of the end of the Reference Period will be deemed to include the total amount of funds outstanding on the Transaction Date under any revolving credit or similar facilities of the Company or its Restricted Subsidiaries.

         "CONSOLIDATED NET WORTH" means, at any date of determination, shareholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation and which shall not take into account Unrestricted Subsidiaries), less any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Restricted Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments).

         "CONSOLIDATION" means, with respect to the Company, the consolidation of the accounts of the Restricted Subsidiaries with those of the Company, all in accordance with GAAP; PROVIDED that "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary with the accounts of the Company. The term "consolidated" has a correlative meaning to the foregoing.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 450 West 33rd Street, New York, New York 10001.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement.

         "CUSTODIAN" has the meaning provided in Section 6.1(b).

         "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "DEFINITIVE REGISTERED NOTE" means any Note registered in the Registrar's books, substantially in the form attached hereto as Exhibit B.

         "DEPOSITARY INTEREST" means a certificateless depositary interest representing a beneficial interest in a Global Note.

         "DTC" means The Depository Trust Company and any successor depository for beneficial interests in the Notes.

         "EU COUNTRY" means any of the following countries: Austria; Belgium; Denmark; France; Finland; Germany; Greece; Ireland; Italy; Luxembourg; The Netherlands; Portugal; Spain; Sweden; and the United Kingdom.

         "EUROCLEAR" means the Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

         "EVENT OF DEFAULT" has the meaning provided in Section 6.1.

         "EXCESS PROCEEDS" has the meaning provided in Section 4.13.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

         "EXCHANGE NOTES" has the meaning stated in the recital to this Indenture and refers to any Exchange Notes containing terms substantially identical to the Initial Notes (except that such Exchange Notes shall not contain terms with respect to transfer restrictions and certain provisions relating to an increase in the stated rate of interest) that are to be issued and exchanged for the Initial Notes pursuant to the Registration Rights Agreement and this Indenture.

         "EXCHANGE OFFER" means the exchange offer that may be effected pursuant to the Exchange Offer Registration Statement.

         "EXCHANGE OFFER REGISTRATION STATEMENT" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

         "FAIR MARKET VALUE" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution.

         "FIXED CHARGES" means, with respect to any Person for any period, the sum of (a) the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, and (b) the product of (i) all cash dividend payments (and non-cash dividend payments in the case of a

Person that is a Restricted Subsidiary) on any series of Preferred Stock of such Person or a Restricted Subsidiary of such Person, times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

         "GAAP" means generally accepted accounting principles in the United States as in effect as of the Closing Date.

         "GLOBAL NOTES" means the Rule 144A Global Notes and the Regulation S Global Notes.

         "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of busine/section/ The term "Guarantee" used as a verb has a corresponding meaning.

         "GUARANTEED INDEBTEDNESS" has the meaning provided in Section 4.11.

         "HOLDER" means the registered holder of (i) the Rule 144A Global Notes, which on the Closing Date will be the DTC or its nominee; (ii) the Regulation S Global Notes, which on the Closing Date will be DTC or its nominee; or (iii) any Definitive Registered Note.

         "INCUR" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including an Incurrence of Indebtedness by reason of a Person becoming a Restricted Subsidiary; PROVIDED that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedne/section/

         "INDEBTEDNESS" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit (except Trade Payables) or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except Trade Payables, in each case determined in accordance with GAAP, (v) all Capitalized Lease Obligations and Redeemable Stock of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; PROVIDED that the amount of such Indebtedness shall be the lesser of (A) the Fair Market Value of such asset at such date of determination and (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person and (viii) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date (or in the case of a revolving credit or other similar facility, the total amount of funds outstanding and/or available on the date of determination) of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, PROVIDED (i) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) that Indebtedness shall not include any liability for federal, state, local or other taxes.

         "INDENTURE" means this Indenture as amended or supplemented from time to time pursuant to the terms hereof.

         "INDIRECT PARTICIPANT" means a Person who holds an interest in a Note through a Participant.

         "INITIAL NOTES" has the meaning stated in the recital to this Indenture.

         "INITIAL PURCHASERS" means the Initial Purchasers named in the Purchase Agreement.

         "INSTITUTIONAL ACCREDITED INVESTOR" has the meaning given in Section 2.7(a)(i).

         "INTEREST PAYMENT DATE," when used with respect to any Note, means each semi-annual interest payment date on April 15 and October 15 of each year, commencing October 15, 1998.

         "INTEREST RATE AGREEMENT" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement.

         "INVESTMENT" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person and shall include
(i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and
(ii) the Fair Market Value of the Capital Stock (or any other Investment), held by the Company or any of its Restricted Subsidiaries, of (or in) any Person that has ceased to be a Restricted Subsidiary, including, without limitation, by reason of any transaction permitted by clause (iii) of Section 4.17. For purposes of the definition of "Unrestricted Subsidiary" and Section 4.9, (i) "Investment" shall include the Fair

Market Value of the assets (net of liabilities (other than liabilities to the Company or its Subsidiaries)) of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary,
(ii) the Fair Market Value of the assets (net of liabilities (other than liabilities to the Company or its Subsidiaries)) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary shall be considered a reduction in outstanding Investments and (iii) any property transferred to or from any Person shall be valued at its Fair Market Value at the time of such transfer.

         "LEGAL HOLIDAY" means any day other than a Business Day.

         "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

         "MATURITY DATE" means the Stated Maturity of the Notes.

         "MICROCOMPUTER PRODUCTS DISTRIBUTION BUSINESS" means the sale, lease or other distribution of personal computers, peripherals, networking products and software, including but not limited to, local area networks, disk drives, printers, random access memory chips, mass storage, central processing units, integrated circuit boards and supplies and the provision of services related thereto.

         "NEGATIVE PLEDGE" means, with respect to any Subsidiary of the Company, a covenant by such Subsidiary to maintain that portion of its assets or total partnership interests, as the case may be, that is subject to such Negative Pledge free of all encumbrances or pledges to any other Person, and a covenant by the owner of a Subsidiary that is subject to a Negative Pledge to maintain that portion of the capital stock of such Subsidiary that is subject to such Negative Pledge free of all encumbrances or pledges to any other Person.

         "NET CASH PROCEEDS" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such

Asset Sale, all as determined in conformity with GAAP and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorney's fees, accountants' fees, Initial Purchasers' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

         "NEW CREDIT FACILITY" means the $325,000,000 revolving credit facility with Barclays Bank and Scotiabank as joint arrangers, with CHS Finance S.L., or another subsidiary of the Company, as the borrower.

         "NEW YORK BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in New York City are authorized or required by law or executive order to close.

         "NOTES" has the meaning stated in the recital to this Indenture and more particularly means any Notes authenticated and delivered under this Indenture, as amended or supplemented from time to time pursuant to the terms of this Indenture.

         "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedne/section/

         "OFFER TO PURCHASE" means an offer by the Company to purchase Notes from the Holders commenced by giving notice to the Trustee and each Holder (and, in the event the Rule 144A Global Notes are not held by the Book-Entry Depositary, by advertisement) stating: (i) the covenant pursuant to which the offer is being made and that all Notes validly tendered will be accepted for payment on a pro rata basis; (ii) the Payment Date; (iii) that any Note not tendered will continue to accrue interest (or original issue discount) pursuant to its terms; (iv) that, unless the Company defaults in the payment of the purchase price, any Note accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest (or original issue discount) on and after the Payment Date; (v) that Holders electing to have a Note purchased pursuant to the Offer to Purchase will be required to surrender the Note, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date; (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a facsimile transmission or letter setting forth the name of such Holder, the principal amount at maturity of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; PROVIDED that each Note purchased and each new note issued shall be in a principal amount at maturity of $ 1,000 or integral multiples thereof. On the Payment Date, the Company shall (i) accept for payment on a PRO RATA basis Notes or portions thereof tendered pursuant to an Offer to Purchase; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Notes or portions thereof so accepted together with an Officers' Certificate specifying the Notes or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount at maturity to any unpurchased portion of the Note surrendered; PROVIDED that each Note purchased and each new Note issued shall be in a principal amount at maturity of $1,000 or integral multiples thereof. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Notes pursuant to an Offer to Purchase.

         "OFFICER" means the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, the Treasurer, the Secretary or any Director of the Company.

         "OFFICERS' CERTIFICATE" means a certificate signed by two of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in Section 11.5, if applicable.

         "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee, which may include an individual employed as counsel to the Company. Each such Opinion of Counsel shall include the statements provided for in Section 11.5, if applicable.

         "PARTICIPANT" means, with respect to DTC, Euroclear or Cedel Bank, a Person who has an account with DTC, Euroclear or Cedel Bank, respectively (and, with respect to DTC, shall include Euroclear and Cedel Bank).

         "PAYING AGENT" means The Chase Manhattan Bank in its capacity as paying agent, any successor thereof, and any other Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of, premium, if any, or interest on any Notes on behalf of the Company.

         "PAYMENT DATE" means with respect to any Offer to Purchase, the date of purchase of the Notes pursuant thereto, which shall be a Business Day no earlier than 30 days or later than 60 days from the date a notice is given pursuant to such Offer to Purchase.

         "PERMITTED INVESTMENT" means (i) an Investment in the Company or a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or a Restricted Subsidiary; PROVIDED that such Person's primary business is related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such Investment; (ii) a Temporary Cash Investment; (iii) commission, payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; and (iv) stock, obligations or securities received in satisfaction of judgments.

         "PERMITTED LIENS" means (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceeding promptly instituted and diligently conducted and for which a reserve or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries; (vi) Liens (including extensions and renewals thereof) upon real or personal property acquired after the Closing Date; PROVIDED that (a) such Lien is created solely for the purpose of securing Indebtedness Incurred, in accordance with Section 4.8, (1) to finance the cost (including the cost of design, development, construction, acquisition, installation or integration) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost and (c) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item and any proceeds thereof; (vii) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole; (viii) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets; (ix) any interest or title of a lessor in the property subject to any Capitalized Lease or operating lease; (x) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xi) Liens on property of, or on shares of Capital Stock or Indebtedness of, any Person existing at the time such Person becomes, or becomes a part of, any Restricted Subsidiary; PROVIDED that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets acquired and any proceeds thereof; (xii) Liens in favor of the Company or any Restricted Subsidiary; (xiii) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary of the Company that does not give rise to an Event of Default; (xiv) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xvi) Liens encumbering customary initial deposits and margin deposits, and other Liens that are either within the general parameters customary in the industry and incurred in the ordinary course of business, in each case securing Indebtedness under Interest Rate Agreements and Currency Agreements and forward contracts, options, future contracts, futures options or similar agreements or arrangements designed solely to protect the Company or any of its Restricted Subsidiaries from fluctuations in interest rates, currencies or the price of commodities; (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in accordance with the past practices of the Company and its Restricted Subsidiaries prior to the Closing Date; and (xviii) Liens on or sales of receivables, including related intangible assets and proceeds thereof.

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PREFERRED STOCK" means, with respect to any Person any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference equity, whether now outstanding or issued after the Closing Date, including, without limitation, all series and classes of such preferred stock or preference stock.

         "PRINCIPAL" of a debt security (including the Notes) means the principal amount of the security due on the Stated Maturity as shown on such debt security.

         "PRIVATE PLACEMENT LEGEND" means the first legend appearing on the cover of the form of U.S. Global Note attached as Exhibit A hereto.

         "PUBLIC EQUITY OFFERING" means a public offer and sale of Common Stock (which is Qualified Capital Stock) of the Company or, in accordance with the terms of this Indenture, a successor to the Company that owns, directly or indirectly, all of the Capital Stock of the Subsidiaries of the Company, pursuant to an effective registration statement under the Securities Act.

         "PURCHASE AGREEMENT" means the Purchase Agreement between the Company and the Initial Purchasers named therein.

         "QIB" means a "Qualified Institutional Buyer" under Rule 144A.

         "QUALIFIED CAPITAL STOCK" of any Person means any and all Capital Stock of such Person other than Redeemable Stock.

         "RECORD DATE" means for the interest payable on any Interest Payment Date the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "REDEEMABLE STOCK" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Notes, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Notes or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Notes; PROVIDED that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Notes shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable in any material respect to the holders of such Capital Stock than the provisions contained in Sections
4.13 and 4.15 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Sections 4.13 and 4.15.

         "REDEMPTION DATE" means, with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the terms of this Indenture or the Notes.

         "REDEMPTION PRICE", when used with respect to any Note to be redeemed, means the price at which such Note is to be redeemed pursuant to this Indenture.

         "REGISTRAR" shall mean the Trustee, in its capacity as registrar hereunder, and any successor registrar.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between the Company and the Initial Purchasers named therein, dated as of April 9, 1998, relating to the Notes.

         "REGISTRATION STATEMENT" means the Registration Statement as defined in the Registration Rights Agreement.

         "REGULATION S" means Regulation S under the Securities Act.

         "REGULATION S GLOBAL NOTE" has the meaning specified in Section 2.1.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "RESTRICTED PAYMENTS" has the meaning provided in Section 4.9.

         "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

         "RULE 144A" means Rule 144A under the Securities Act.

         "RULE 144A GLOBAL NOTE" has the meaning specified in Section 2.1.

         "SALE AND LEASEBACK TRANSACTION" means with respect to any Person an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person or any of its Restricted Subsidiaries of any property or asset of such Person or any of its Restricted Subsidiaries which has been or is being sold or transferred by such Person or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

         "SEC" or "COMMISSION" means the United States Securities and Exchange Commission.

         "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         "SECURITY REGISTER" has the meaning provided in Section 2.4.

         "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

         "SIGNIFICANT SUBSIDIARY" means, at any date of determination, any Restricted Subsidiary that, together with its Subsidiaries, (i) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

         "SPECIFIED DATE" means any redemption date, any Payment Date for an Offer to Purchase pursuant to Section 4.13 or 4.15 or any date on which the Notes are due and payable after an Event of Default.

         "STATED MATURITY" means, (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

         "STRATEGIC SUBORDINATED INDEBTEDNESS" means Indebtedness of the Company Incurred to finance the acquisition of a Person engaged in the Microcomputer Products Distribution Business that by its terms, or by the terms of any agreement or instrument pursuant to which such Indebtedness is Incurred is (i) expressly made subordinate in right of payment to the Notes and (ii) provides that no payment of principal, premium or interest on, or any other payment with respect to, such Indebtedness may be made prior to the payment in full of all of the Company's obligations under the Notes; PROVIDED that such Indebtedness may provide for and be repaid at any time from the proceeds of the sale of Capital Stock (other than Redeemable Stock) of the Company after the Incurrence of such Indebtedne/section/

         "SUBSIDIARY" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

         "SUBSIDIARY GUARANTEE" means any Guarantee of the Notes given by a Subsidiary.

         "SUBSIDIARY GUARANTORS" means each of CHS Electronics, Inc. (Nevada), CHS Delaware Inc., CHS Delaware L.L.C. and CHS Americas, Inc., and each other Person who executes a Subsidiary Guarantee pursuant to the terms of this Indenture.

         "TARGET COMPANY CONSOLIDATED EBITDA" means, for any Person acquired by the Company for any period, the Consolidated EBITDA of such Person, calculated as if such Person were the Company for purposes of the definition of Consolidated EBITDA and other defined terms used or referred to therein.

         "TARGET COMPANY CONSOLIDATED LEVERAGED RATIO" means, for any Person acquired by the Company, on the date of acquisition of such Person by the Company, the Consolidated Leverage Ratio of such Person, calculated as if such Person were the Company for purposes of the definition of Consolidated Leverage Ratio and other defined terms used or referred to therein.

         "TEMPORARY CASH INVESTMENT" means (i) any evidence of Indebtedness with a maturity of three years or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof); (ii) deposits, certificates of deposit or acceptances with a maturity of three years or less of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits (or any similar capital concept) of not less than $500 million or any commercial bank that is organized under the laws of any country that is a member of the Organization for Economic Cooperation Development and has total assets in excess of U.S.$500 million;
(iii) commercial paper with a maturity of not more than three years issued by a corporation (other than an Affiliate of the Company) organized under the laws of the United States or any state thereof or the District of Columbia and rated at least "A-1" by Standard & Poor's Ratings Group or "P-1" by Moody's Investors Service, Inc.; and (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government, in each case maturing within one year from the date of acquisition. For the avoidance of doubt, an Investment in an investment fund which invests substantially all of its assets in Investments described above in this definition or which is itself rated at least "AAA" or "A-1" by Standard & Poor's Ratings Group or "Aaa" or "P-1" by Moody's Investors Service, Inc. constitutes a Temporary Cash Investment.

         "TIA" or "TRUST INDENTURE ACT" means the United States Trust Indenture Act of 1939, as amended.

         "TRADE PAYABLES" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation, including letters of credit, to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

         "TRANSACTION DATE" means, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

         "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provision of this Indenture and thereafter means such successor.

         "UNRESTRICTED GLOBAL NOTE" means one or more Global Notes that do not bear the Private Placement Legend.

         "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; PROVIDED that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under
Section 4.9. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be Incurred for all purposes of this Indenture. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions. Subsidiary Guarantors will not be permitted to be designated as Unrestricted Subsidiaries.

         "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "WHOLLY OWNED" means, with respect to any Subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) by such Person or one or more Wholly Owned Subsidiaries of such Person.

         SECTION 1.2 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision shall be deemed incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         (a)      "Commission" means the SEC;

         (b)      "indenture debenture" means the Notes;

         (c)      "indenture security holder" means a Holder;

         (d)      "indenture to be qualified" means this Indenture;

         (e) "indenture trustee" or "institutional trustee" means the Trustee; and

         (f) "obligor" on the indenture debenture means the Company, each Subsidiary Guarantor or any other obligor on the Notes.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings so assigned to them therein.

         SECTION 1.3 RULES OF CONSTRUCTION. Unless the context otherwise requires:

         (a)      a term has the meaning assigned to it;

         (b)      "or" is not exclusive;

         (c) words in the singular include the plural, and words in the plural include the singular;

         (d) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subsection;

         (e) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP; and

         (f) "U.S. Dollars," "United States Dollars," "U.S.$" and the symbol "$" each refer to United States dollars, or such other money of the United States that at the time of payment is legal tender for payment of public and private debts.

                                   ARTICLE II
                                    THE NOTES

         SECTION 2.1 FORM AND DATING . The Notes shall be known as the "9 7/8% Senior Notes due 2005" of the Company. In addition to the $200,000,000 aggregate principal amount of Notes initially issued hereunder, the Company reserves the right to issue up to an additional $100,000,000 aggregate principal amount of Notes under this Indenture, which Notes will have terms identical to the Notes initially issued under this Indenture and form part of the same class of Notes for purposes of this Indenture. The Initial Notes and the Exchange Notes will be considered collectively to be a single class for all purposes under this Indenture, including, without limitation, waivers, amendments, redemptions and Offers to Purchase. The Notes may have such appropriate insertions, omissions, substitutions and other variations as are required by law or permitted by this Indenture, and may have such letters, notations, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate (and as not prohibited by the terms of this Indenture) or as may be required or appropriate to comply with any law or with the rules of any securities exchange on which such Notes may be listed, or to conform to general usage, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Each Note shall be dated the date of its authentication. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Global Notes shall be printed, lithographed or engraved or may be produced in any other manner permitted by the rules under any applicable securities laws or any securities exchange on which the Notes may be listed, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

         Initial Notes offered and sold in reliance on Rule 144A will be issued in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit A (the "Rule 144A Global Notes") which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Book-Entry Depositary or its custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may be from time to time be increased or decreased by adjustments made to the Security Register by annotation made by the Registrar on behalf of the Company, in connection with a corresponding decrease or increase in the aggregate principal amount of the Rule 144A Global Note, as hereinafter provided.

         Initial Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued in the form of one or more permanent global Notes in registered form substantially in the form set forth in Exhibit A (the "Regulation S Global Notes"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Book-Entry Depositary or its custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made to the Security Register by annotation made by the Registrar on behalf of the Company, in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Notes, as hereinafter provided.

         Definitive Registered Notes may be issued from time to time in accordance with the provisions of this Indenture, substantially in the form of Exhibit B hereto.

         SECTION 2.2 DENOMINATION AND TERMS . The Notes shall be issued without coupons and only in denominations of $1,000 or any integral multiple thereof. The Stated Maturity of the Notes shall be April 15, 2005, and, except as otherwise set forth herein, they shall bear interest at the rate of 9 7/8% per annum from April 9, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on April 15 and October 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         The principal of the Notes shall be payable at the office of the Trustee in New York City and, subject to any fiscal or other laws and regulations applicable thereto, at the specified offices of any other Paying Agents appointed by the Company pursuant to Section 4.2. Payment of principal of and interest on the Notes shall be made by the Company in U.S. Dollars to the Holder of the Rule 144A Global Notes and the Regulation S Global Notes and to Holders of Definitive Registered Notes, if any. The amount of payments in respect of interest on each Interest Payment Date to the Holder of the Global Notes shall correspond to the aggregate principal amount of Notes represented by the Regulation S Global Notes and the Rule 144A Global Notes, as established by the Registrar at the close of business on the relevant Record Date. The amount of payments in respect of interest on each Interest Payment Date to the Holders of Definitive Registered Notes, if any, shall correspond to the aggregate principal amounts of such Notes as established by the Registrar at the close of business of the relevant Record Date. Payments of principal shall be made upon surrender of the Regulation S Global Notes and the Rule 144A Global Notes, as the case may be, and the Definitive Registered Notes, if any, to the Paying Agent.

         All payments made by the Company to, or to the order of, the Holder of the Global Notes shall discharge the liability of the Company under the Notes to the extent of the sums so paid.

         SECTION 2.3 EXCUTION AND AUTHENTICATION. Two Officers shall execute the Notes on behalf of the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note or at any time thereafter, the Note shall be valid neverthele/section/

         A Note shall not be valid until an authorized officer of the Trustee manually signs the certificate of authentication on the Note. Such signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         The Trustee shall authenticate Initial Notes for original issue on the Closing Date in an aggregate principal amount at maturity not to exceed $200,000,000 upon receipt of an Officers'

Certificate signed by two Officers directing the Trustee to authenticate the Initial Notes and certifying that all conditions precedent to the issuance of the Initial Notes contained herein have been complied with. Following the Closing Date, the Trustee shall authenticate additional Initial Notes from time to time in an aggregate principal amount at maturity not to exceed $100,000,000 upon receipt of an Officers' Certificate signed by two Officers directing the Trustee to authenticate such additional Initial Notes and certifying that all conditions precedent to the issuance of such additional Initial Notes contained herein have been complied with. The aggregate principal amount at maturity of Notes outstanding at any time may not exceed $300,000,000 except as provided in
Section 2.8.

         On Company Order, the Trustee shall authenticate for original issue Exchange Notes in an aggregate principal amount at maturity not to exceed $300,000,000; PROVIDED that such Exchange Notes shall be issuable only upon the valid surrender for cancellation of Initial Notes of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement. Such order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes or Exchange Notes is to be authenticated.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Such authenticating agent shall have the same rights as the Trustee in any dealings hereunder with the Company or with any of the Company's Affiliates.

         SECTION 2.4 REGISTRAR AND SECURITY REGISTER. Subject to any applicable laws and such reasonable regulations as it may prescribe, the Company shall keep, or shall cause to be kept, a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of ownership, exchange, and transfer of the Notes. Included in the books and records for the Notes shall be notations as to whether such Notes have been paid, exchanged or transferred and canceled or lost, stolen, mutilated or destroyed and whether such Notes have been replaced. In the case of the replacement of any of the Notes, the Registrar shall keep a record of the Note so replaced and the Note issued in replacement thereof. In the case of the cancellation of any of the Notes, the Registrar shall keep a record of the Note so canceled and the date on which such Note was canceled.

         Upon presentation for exchange or registration of transfer of any Note at the office of the Registrar as permitted by the terms of this Indenture and any legend appearing on such Note, such Note shall be exchanged or the transfer thereof shall be registered upon the Security Register by means of book-entry transfer, and one or more new Notes shall be authenticated and issued in the name of the Holder (in the case of exchanges only) or the transferee, as the case may be. No exchange or transfer of a Global Note shall be effective under this Indenture or the Notes unless and until such Note has been registered in the name of such Person in the Security Register. Furthermore, the exchange or registration of transfer of any Global Note shall not be effective under this Indenture or the Notes unless the request for such exchange or registration of transfer is made by the Holder or by a duly authorized attorney-in-fact at the office of the Registrar.

         Furthermore, any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange (including an exchange of Notes for Exchange Notes), the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive; PROVIDED that no exchange of Notes for Exchange Notes shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Notes to be exchanged for the Exchange Notes shall be canceled by the Trustee.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         SECTION 2.5 HOLDERS TO BE TREATED AS OWNERS; PAYMENTS OF INTEREST. The Company, the Trustee, the Paying Agent, the Registrar and any agent of the Company or the Trustee may deem and treat each Holder of a Note as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 2.7 and 2.13) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Holder, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money's payable upon any Note.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of Definitive Registered Notes. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Definitive Registered Notes, if any.

         SECTION 2.6 PAYING AGENT TO HOLD MONEY IN TRUST. Each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default specified in Section 6.1(a)(i) or (ii), upon written request to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

         SECTION 2.7 TRANSFER AND EXCHANGE.(a) TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS. The transfer and exchange of Book-Entry Interests shall be effected through the Book-Entry Depositary, in accordance with this Indenture and the Applicable Procedures. Book-Entry Interests in the Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of Book-Entry Interests shall also require compliance with subparagraph (i) below, as well as one or more of the other following subparagraphs as applicable:

                  (i) ALL TRANSFERS AND EXCHANGES OF BOOK-ENTRY INTERESTS. In connection with all transfers and exchanges of Book-Entry Interests (other than transfers of Book-Entry Interests in a Global Note to Persons who take delivery thereof in the form of a Book-Entry Interest in the same Global Note), the transferor of such Book-Entry Interest must deliver to the Registrar (1) instructions given in accordance with the Applicable Procedures directing the applicable Book-Entry Depositary to credit or cause to be credited a Book-Entry Interest in the specified Global Note in an amount equal to the Book-Entry Interest to be transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account to be credited with such increase and (3) instructions given by the Holder of the Global Note to effect the transfer referred to in (1) and (2) above. In the case of a transfer of Book-Entry Interests to an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor"), such Institutional Accredited Investor shall furnish a letter to the Book-Entry Depositary in the form of Exhibit F to this Indenture.

                  (ii) TRANSFER OF BOOK-ENTRY INTERESTS WITHIN THE RULE 144A GLOBAL NOTES. Book-Entry Interests in a Rule 144A Global Note may be transferred to Persons who take delivery thereof in the form of a Book-Entry Interest in a Rule 144A Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend.

                  (iii) TRANSFER OF BOOK-ENTRY INTERESTS IN THE REGULATION S GLOBAL NOTE TO A RULE 144A GLOBAL NOTE. Book-Entry Interests in a Regulation S Global Note may be transferred to Persons who take delivery in the form of a Book-Entry Interest in a Rule 144A Global
         Note if the Registrar receives a certificate from the transferee in the form of Exhibit E.

                  (iv) TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS IN A RULE 144A GLOBAL NOTE FOR BOOK-ENTRY INTERESTS IN AN UNRESTRICTED GLOBAL NOTE. Book-Entry Interests in a Rule 144A Global Note or a Regulation S Global Note may be exchanged by the holder thereof for a Book-Entry Interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a Book-Entry Interest in an Unrestricted Global Note if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) any such transfer is effected by a Participating
                  Broker-Dealer (as defined in the Registration Rights Agreement) pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the holder of such Book-Entry Interest in a Rule
                  144A Global Note proposes to transfer such Book-Entry Interest to a Person who shall take delivery thereof in the form of a Book-Entry Interest in a Regulation S Global Note and the Registrar receives a certificate in the form of Exhibit D.

                  (v) NOTATION BY THE REGISTRAR OF TRANSFER OF BOOK-ENTRY INTERESTS AMONG GLOBAL NOTES. Upon satisfaction of the requirements for transfer of Book-Entry Interests pursuant to clause (iii) or (iv) above, the Registrar shall reduce or cause to be reduced the aggregate principal amount of the relevant Global Note from which the Book-Entry Interest is being transferred, and increase or cause to be increased the aggregate principal amount of the Global Note to which the Book-Entry Interest is being transferred, in each case, by the principal amount of the Book-Entry Interest being transferred and shall direct the applicable Book-Entry Depositary to make corresponding adjustments in its book-entry system of the corresponding Depositary Interests. No transfer of Book-Entry Interests shall be effected until, and any transferee pursuant thereto shall succeed to the rights of a holder of Book-Entry Interests only when, the requirements for transfer of Book-Entry Interests pursuant to clauses (iii) or (iv) above shall have been satisfied and the Registrar has made appropriate adjustments to the applicable Global Note in accordance with this paragraph.

                  (vi) TRANSFER OF BOOK-ENTRY INTERESTS IN A RULE 144A GLOBAL NOTE OR A REGULATION S GLOBAL NOTE TO AN INSTITUTIONAL ACCREDITED INVESTOR. Book-Entry Interests in a Rule 144A Global Note or a Regulation S Global Note may be transferred by the holder thereof to an Institutional Accredited Investor if the Registrar receives a certificate from the transferee in the form of Exhibit F hereto. Any
         Note issued to an Institutional Accredited Investor may only be issued in the form of a Definitive Registered Note. Upon satisfaction of the requirements for transfer of Book-Entry Interests pursuant to this clause (vi), the Registrar shall reduce or cause to be reduced the aggregate principal amount of the relevant Global Note from which the Book-Entry Interest is being transferred.

         (b) DEFINITIVE REGISTERED NOTES. (i) When Definitive Registered Notes are presented to the Registrar or a co-registrar with a request from the Holder of such Definitive Registered Notes to register a transfer, the Registrar shall register the transfer as requested, subject to the provisions of any restrictive legend on the face of such Note. Every Definitive Registered Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorneys duly authorized in writing.

         At the option of the Holder, Definitive Registered Notes may be exchanged for other Definitive Registered Notes in denominations of $1,000 principal amount at maturity and integral multiples thereof evidencing an equivalent aggregate principal amount at maturity, upon surrender of the Definitive Registered Notes to be exchanged at the office or agency maintained for such purpose pursuant to Section 2.3.

                  (ii) If at any time DTC notifies the Trustee that it is unwilling or unable to continue as depositary for the holders of beneficial interests in the Global Notes or the Company or the Trustee becomes aware that the Book-Entry Depositary has ceased to be a clearing agency registered under the Exchange Act, the Company shall appoint a successor depositary within 120 days thereafter and give notice of such appointment to the Book-Entry Depositary and the Trustee within five Business Days of such appointment. If a successor depositary for the holders of beneficial interests in Global Notes has not been appointed within 120 days after the Company or the Trustee receives such notice or becomes aware of such ineligibility, the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Definitive Registered Notes, shall authenticate and deliver, in accordance with instructions supplied by the Company, Definitive Registered Notes, in any authorized denominations, in an aggregate principal amount at maturity equal to the principal amount at maturity evidenced by the Global Notes, in exchange for the Global Notes. The Company shall reimburse the Registrar, the Book-Entry Depositary and the Trustee for expenses they incur in documenting such exchanges and issuances of Definitive Registered Notes.

                  (iii) Definitive Registered Notes will also be issued in exchange for beneficial interests in the Global Notes (i) if an Event of Default occurs, upon the request delivered in writing to the Book-Entry Depositary of the owner of a beneficial interest in a Global Notes and (ii) at any time if the Company in its sole discretion determines that the DTC Global Note (in whole but not in part) should be exchanged for Definitive Registered Notes. In any such event,

                           (A) the Company shall execute, and the Trustee, upon
                  receipt of an Officers' Certificate for the authentication and delivery of Definitive Registered Notes, shall authenticate and deliver, without service charge, to the Persons specified by the Book-Entry Depositary, Definitive Registered Notes each evidencing $1,000 principal amount at maturity or integral multiples thereof and registered in such names as the Book-Entry Depositary shall instruct the Trustee evidencing an aggregate principal amount at maturity equal to and in exchange for the beneficial interests in the Global Notes held by the Persons supplying such instructions to the Book-Entry Depositary; and

                           (B) if the principal amount at maturity evidenced by
                  the surrendered Global Notes is greater than the aggregate principal amount at maturity evidenced by all of the Definitive Registered Notes authenticated and delivered pursuant to clause (i) above, the Trustee shall not cancel the Global Notes, but shall make a notation on Schedule A thereof to decrease the principal amount at maturity evidenced by the Global Notes by an amount equal to the aggregate principal amount at maturity evidenced by all such Definitive Registered Notes and shall deliver the Global Notes back to the Book-Entry Depositary or its custodian.

                  Upon the exchange of the Global Notes for Definitive Registered Notes evidencing an aggregate principal amount of indebtedness at maturity equal to that of the Global Notes, the Global Notes shall be canceled by the Trustee or an agent of the Company or the Trustee.

                  The Company shall reimburse the Registrar, the Book-Entry Depositary and the Trustee for reasonable expenses they incur in documenting such exchanges and issuances of Definitive Registered Notes.

                  (iv) All Definitive Registered Notes issued upon any exchange of beneficial interests in the Global Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes evidenced by the Global Notes surrendered upon such exchange.

         Any Person receiving Definitive Registered Notes other than at its own request will not be obligated to pay or otherwise bear the cost of any tax or governmental charge or any cost or expense of the Book-Entry Depositary relating to insurance, postage, transportation or any similar charge, which will be solely the responsibility of the Company.

                  (c) EXCHANGE OFFER. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.3, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Global Notes and any Definitive Registered Notes tendered for acceptance by Persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Exchange Notes or (z) Persons who are affiliates (as defined in Rule 144) of the Company and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the Rule 144A Global Note or Regulation S Global Note to be reduced accordingly and direct the U.S. Book-Entry Depositary to make a corresponding reduction in its book-entry system of the corresponding Depositary Interests.

                  (d) GENERAL PROVISIONS RELATING TO ALL TRANSFERS AND EXCHANGES. (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes upon the Company's order or at the Registrar's request. Unless and until it is exchanged in whole or in part for Definitive Registered Notes, a Global Note may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

                  (ii) No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.11, 3.7, 4.13, 4.15 or 9.5 not involving any transfer.

                  (iii) All Global Notes issued upon any registration of transfer or exchange of Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes surrendered upon such registration of transfer or exchange.

                  (iv) The Company shall not be required (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.2 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Book-Entry Interest between a Regulation S Global Note and a Rule 144A Global Note between a Record Date and the next succeeding Interest Payment Date.

                  (v) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

                  (vi) The Trustee shall authenticate Global Notes in accordance with the provisions of Section 2.3 hereof.

         SECTION 2.8 REPLACEMENT NOTES.

         If a mutilated Definitive Registered Note is surrendered to the Registrar or the Trustee or if a Global Note is surrendered to the Company or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement
Note in such form as the Notes mutilated, lost, destroyed or wrongfully taken if, in the case of a lost, destroyed or wrongfully taken Note, the Holder of such Note furnishes to the Company, the Trustee and the Registrar (in the case of a Definitive Registered Note) evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Note. If required by the Trustee, the Registrar or the Company, an indemnity bond shall be posted, sufficient in the judgment of each to protect the Company, the Registrar (in the case of a Definitive Registered Note), the Trustee or any Paying Agent from any loss that any of them may suffer if such Note is replaced. The Company may charge such Holder for the Company's exceptional out-of-pocket expenses in replacing such Note and the Trustee may charge the Company for the Trustee's expenses in replacing such Note. Every replacement Note shall constitute an additional obligation of the Company.

         SECTION 2.9 OUTSTANDING NOTES. The Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for (a) those canceled by it, (b) those delivered to it for cancellation and (c) those described in this Section 2.9 as not outstanding. Subject to Section 2.10, a Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note.

         If a Note is replaced pursuant to Section 2.8, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser in whose hands such Note is a legal, valid and binding obligation of the Company.

         If the Paying Agent (other than the Company or an Affiliate of the Company) holds, in its capacity as such, on the maturity date or on any optional redemption date, money sufficient to pay all principal, premium, if any, and accrued interest with respect to Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture or otherwise, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

         Notes, or portions thereof, for the payment or redemption of which monies or United States Government Obligations (as provided for in Article VIII) in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Notes (if the Company shall act as its own Paying Agent), on and after that time shall cease to be outstanding and, in the case of redemption, interest on such Notes shall cease to accrue, PROVIDED that if such Notes, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice

         SECTION 2.10 TREASURY NOTES. In determining whether the Holders of the required principal amount at maturity of Notes have concurred in any declaration of acceleration or notice of default or request, direction, authorization, demand, notice, waiver or consent hereunder or any amendment, modification or other change to this Indenture, Notes owned by the Company or an Affiliate of the Company shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such request, direction, authorization, demand, notice, waiver or consent or any amendment, modification or other change to this Indenture, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor with respect to the Notes or any Affiliate of the Company or any such other obligor.

         SECTION 2.11 TEMPORARY NOTES. Until permanent Global Notes are prepared and ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Global Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, at the Company's cost, the Company shall prepare and the Trustee shall authenticate and deliver Global Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as Global Notes.

         SECTION 2.12 CANCELLATION. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment or purchase. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation or purchase and shall dispose of such Notes in accordance with its customary procedures unless the Company directs the Trustee in writing to return such Notes to the Company. The Company may not reissue or resell, or issue new Notes to replace, Notes that the Company has redeemed or paid or purchased, or that have been delivered to the Trustee for cancellation.

         SECTION 2.13 DEFAULTED INTEREST. If the Company defaults on a payment of interest on the Notes, it shall pay the defaulted interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, in accordance with the terms hereof, to the Holder of the Global Notes. The Company shall fix such special record date and payment date in a manner satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to the Book-Entry Depositary a notice that states the special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

         SECTION 2.14 CUSIP, CINS AND ISIN. The Company in issuing the Notes may use a "CUSIP", "CINS" and "ISIN" number, and if so, such CUSIP, CINS and ISIN number shall be included in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP, CINS and ISIN number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee of any change in the CUSIP, CINS and ISIN number.

         SECTION 2.15 DEPOSIT OF MONEYS. Prior to 10:00 a.m, New York time on the second Business Day preceding each Interest Payment Date and or the Stated Maturity of the Notes and on the Business Day immediately following any acceleration of the Notes pursuant to Section 6.2, the Company shall deposit with the Paying Agent in immediately available funds money, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, sufficient to make cash payments, if any, due on such Interest Payment Date, maturity date or Business Day, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date, maturity date or Business Day, as the case may be.

                                   ARTICLE III
                                   REDEMPTION

         SECTION 3.1 RIGHT OF REDEMPTION. (a) The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after April 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first class mail to each Holder's last address, as it appears in the Register (in the case of Definitive Registered Notes) and to the Holders of the Global Notes, at the following Redemption Prices (expressed in percentages of principal amount at maturity), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), if redeemed during the 12-month period commencing April 15, of the years set forth below:


YEAR                                                           REDEMPTION PRICE
----                                                           ----------------


2002..............................................                 104.938%

2003..............................................                 102.469%

2004 and thereafter...............................                 100.000%

                  (b) At any time prior to April 15, 2001, the Company may redeem up to 35% of the aggregate principal amount of the Notes originally issued (Notes issued in connection with any increase in aggregate principal amount from $200,000,000 to $300,000,000 will be deemed Notes "originally issued" for the purposes of this paragraph) with the net cash proceeds of one or more Public Equity Offerings at a Redemption Price equal to 109.875% of the principal amount thereof, together with accrued interest, if any, to the date of redemption for such Notes; PROVIDED that immediately after giving effect to any such redemptions, at least $125,000,000 of the aggregate principal amount of the Notes originally issued remains outstanding; PROVIDED, FURTHER that any such redemption occurs within 30 days of the date of closing of each such Public Equity Offering.

                  (c) In addition, the Notes may be redeemed as a whole, but not in part, at the option of the Company, at 100% of their principal amount at maturity, together with accrued interest thereon, if any, to the Redemption Date, in the event the Company has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of a change in laws (including any regulations promulgated thereunder), or change in any official position regarding the application or interpretation or such laws or regulations, which change is announced or becomes effective on or after the Closing Date.

         SECTION 3.2 ELECTION TO REDEEM; NOTICES TO TRUSTEE. If the Company elects to redeem Notes pursuant to Section 3.1, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount at maturity of Notes to be redeemed. The Company shall give each notice provided for in this Section 3.2 at least 45 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein and in the Notes.

         SECTION 3.3 SELECTION OF NOTES TO BE REDEEMED. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes, or portions thereof, for redemption in compliance with the requirements of the principal U.S. national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed on a U.S. national securities exchange, on a PRO RATA basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate; provided that no Note of $1,000 in principal amount at maturity or less shall be redeemed in part. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption. The Trustee shall promptly notify the Company in writing of such Notes selected for redemption and, in the case of Notes selected for partial redemption, the principal amount at maturity to be redeemed. The Trustee may select for redemption portions of the principal amount at maturity of Notes that have denominations equal to or larger than $1,000 principal amount at maturity. Notes and portions of them the Trustee selects shall be in amounts of $1,000 principal amount at maturity or integral multiples thereof. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

         SECTION 3.4 NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause the mailing of a notice of redemption by first-class mail to each Holder of Notes to be redeemed and to the Trustee and any Paying Agent. The notice shall identify the Notes to be redeemed and shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Price;

                  (c)      the name and address of the Paying Agent;

                  (d) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and accrued interest, if any;

                  (e) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Notes redeemed;

                  (f) if any Note is to be redeemed in part, the portion of the principal amount at maturity (equal to $1,000 or any integral multiple thereof) of such Note to be redeemed and that, on or after the Redemption Date, upon surrender and cancellation of such Note, a new Note or Notes in aggregate principal amount at maturity equal to the unredeemed portion thereof will be issued without charge to the Holder; and

                  (g)      the CUSIP, CINS or ISIN number, if any, pursuant to
         Section 2.14.

         At the Company's request made not less than 15 days prior to the latest date notice to Holders may be mailed pursuant to this Section 3.4, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of Notes held by Holders to whom such notice was properly given.

         SECTION 3.5 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price and interest on Notes called for redemption will cease to accrue from and after the Redemption Date (unless the Company defaults in providing the funds for such redemption) and such Notes will then cease to be outstanding. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price plus accrued interest, if any, to the Redemption Date subject to the right of Holders of record on the relevant Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date.

         SECTION 3.6 DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m. New York time on the second Business Day preceding any Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, sufficient to pay the Redemption Price of and accrued and unpaid interest, if any, on all Notes or portions thereof to be redeemed on that date.

         If any Note surrendered for redemption in the manner provided in the Notes shall not be so paid on the Redemption Date due to the failure of the Company to deposit sufficient funds with the Paying Agent, the principal amount at maturity thereof, premium, if any, and accrued and unpaid interest thereon shall, until paid, bear interest, as provided in Section 4.1 with respect to any payment default.

         SECTION 3.6 NOTES TO BE REDEEMED IN PART. Upon the surrender to the Paying Agent and cancellation of a Note that is redeemed in part only, the Company shall execute and the Trustee shall authenticate for the Holder a new Note equal in principal amount at maturity to the principal amount at maturity of the unredeemed portion of the Note surrendered.

                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1 PAYMENT OF NOTES The Company shall pay the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture.

         An installment of principal, premium or interest shall be considered paid on the date due if the Trustee or the Paying Agent (other than the Company or an Affiliate of the Company) holds on such date immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts designated for and sufficient to pay such installment.

         The principal of the Notes shall bear interest from the original issuance date. The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate of 9_% per annum. Any such interest shall be payable on demand and shall be compounded semiannually on each April 15 and October 15, commencing October 15, 1998.

         SECTION 4.2 MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in New York City an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The office of the Trustee shall be such office or agency of the Company in New York City, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee or at the specified office of the Paying Agent, and the Company hereby appoints the Trustee and the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. Neither the Company nor any Affiliate thereof may act as Paying Agent with respect to an Offer to Purchase.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of New York City) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York City for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 4.3 CORPORATE EXISTENCE. Subject to Article V, the Company shall do or cause to be done, at its own cost and expense, all things necessary to, and will cause each of its Restricted Subsidiaries to, preserve and keep in full force and effect the corporate or partnership existence and rights (charter and statutory), licenses and/or franchises of the Company and each of its Restricted Subsidiaries; PROVIDED that neither the Company nor any of its Restricted Subsidiaries shall be required to preserve any such rights, licenses or franchises if such rights, licenses or franchises will be replaced or if the Board of Directors of the Company shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Restricted Subsidiary, as the case may be, and the loss thereof is not adverse in any material respect to the Holders; PROVIDED, FURTHER, that any Restricted Subsidiary may be merged into or wound up on and liquidated into the Company or any other Restricted Subsidiary.

         SECTION 4.4 PAYMENT OF TAXES AND OTHER CLAIMS. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon its or its Subsidiaries' income, profits or property and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; PROVIDED that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings and for which disputed amounts any reserves required in accordance with GAAP have been made.

         SECTION 4.5 MAINTANANCE OF PROPERTIES; INSURANCE; BOOKS AND RECORDS; COMPLIANCE WITH LAW. (a) The Company shall, and shall cause each of its Restricted Subsidiaries to, at all time cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto.

         (b) The Company shall, and shall cause each of its Restricted Subsidiaries to, maintain insurance (which may include self-insurance) in such amounts and covering such risks as are usually and customarily carried with respect to similar facilities according to their respective locations.

         (c) The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary of the Company, in accordance with GAAP consistently applied to the Company and its Subsidiaries taken as a whole.

         (d) The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or financial condition of the Company and its Subsidiaries taken as a whole.

         SECTION 4.6 COMPLIANCE CERTIFICATES. (a) The Company and each Subsidiary Guarantor shall deliver to the Trustee within 90 days after the end of each fiscal year, an Officers' Certificate of the Company (one of the signatories to which shall be either the principal executive officer, principal financial officer or principal accounting officer of the Company) stating that a review has been conducted of the activities of the Company and its Restricted Subsidiaries under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and that, to the best knowledge of each Officer signing such certificate, the Company has kept, observed, performed and fulfilled each and every covenant and condition contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions, conditions and covenants hereof (or, if a Default or Event of Default shall have occurred, specifying each such Default or Event of Default and describing its status and what action the Company is taking or proposes to take with respect thereto).

         (b) The Company shall deliver to the Trustee a copy of annual financial statements to be filed pursuant to Section 4.7 accompanied by a written statement of the Company's independent public accountants that in making the examination necessary for certification of such annual financial statements nothing as to which such accountants have professional competence has come to their attention that would lead them to believe that the Company has violated any provisions of this Indenture as to which such accountants have professional competence, or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards in effect at the date of such examination.

         (c) The Company shall deliver to the Trustee, promptly after any Officer of the Company becomes aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

         SECTION 4.7 COMMISSION REPORTS AND REPORTS TO HOLDERS. The Company shall file with the Commission the annual, quarterly and other reports and other information required by Section 13(a) or 15(d) of the Exchange Act, regardless of whether such sections of the Exchange Act are applicable to the Company, and shall mail or cause to be mailed copies of such reports to Holders and the Trustee within 15 days after the date it would have been required to file such reports with the Commission had it been subject to such sections; PROVIDED, HOWEVER, that the copies of such reports mailed to Holders may omit exhibits, which the Company will supply to any Holder at such Holder's request. In addition, the Company and the Subsidiary Guarantors will make such information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. The Company and the Subsidiary Guarantors have agreed that, for so long as any Notes remain outstanding, they will furnish to the Holders and beneficial holders of Notes and to prospective purchasers of Notes designated by the Holders and to broker-dealers, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

         SECTION 4.8 LIMITATION ON INDEBTEDNESS. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (other than the Notes and Indebtedness existing on the Closing Date); PROVIDED that the Company may Incur Indebtedness if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Company's Consolidated Leverage Ratio would be no greater than 5 to 1.

         Notwithstanding the foregoing, the Company, and (except as specified below), any Restricted Subsidiary, may incur each and all of the following:

                  (i) Indebtedness in an aggregate principal amount outstanding or available at any time not to exceed $10 million, less any amount of such Indebtedness permanently repaid as provided in Section 4.13.

                  (ii) Indebtedness (A) to the Company evidenced by an unsubordinated promissory note or (B) to any of its Restricted Subsidiaries; provided that any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than a company or another Restricted Subsidiary) shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this clause (ii);

                  (iii) Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness Incurred under this clause (i), (ii), (iv), (viii) or (ix) of this paragraph, and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, fees and expenses); PROVIDED that Indebtedness the proceeds of which are used to refinance or refund the Notes or Indebtedness that is pari passu with, or subordinated in right of payment to, the Notes shall only be permitted under this clause (iii) if (A) in case the Notes are refinanced in part or the Indebtedness to be refinanced is pari passu with the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made pari passu with, or subordinate in right of payment to, the remaining Notes, (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Notes at least to the extent that the Indebtedness to be refinanced is subordinated to the Notes and (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and PROVIDED FURTHER that in no event may Indebtedness of the Company be refinanced by means of any Indebtedness of any Restricted Subsidiary of the Company pursuant to this clause
         (iii).

                  (iv) Indebtedness (A) in respect of performance, surety or appeal bonds provided in the ordinary course of business, (B) under Currency Agreements and Interest Rate Agreements; PROVIDED that such agreements (a) are designed solely to protect the Company or its Subsidiaries against fluctuations in foreign currency exchange rates or interest rates and (b) do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates by reason of fees, indemnities and compensation payable thereunder and (C) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from the Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in each case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of the Company for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                  (v) Indebtedness of the Company, to the extent the net proceeds thereof are promptly (A) used to purchase Notes tendered in an Offer to Purchase made as a result of a Change in Control or (B) deposited to defease the Notes as described in Article VIII;

                  (vi) Guarantees of the Notes and Guarantees of Indebtedness of the Company by any Restricted Subsidiary provided the Guarantee of such Indebtedness is permitted by and made in accordance with Section 4.11;

                  (vii) Indebtedness of the Company, not to exceed $40 million at any time outstanding, Incurred to finance the cost of acquisitions of companies or assets engaged primarily in the Microcomputer Products Distribution Business and Acquired Indebtedness relating thereto; PROVIDED that the Target Company Consolidated Leveraged Ratio of such acquired company is no greater than 5 to 1;

                  (viii) Indebtedness of the Company or any Restricted Subsidiary Incurred to provide working capital (but not to finance acquisitions), not to exceed in aggregate at any one time outstanding, the sum of (A) 80% of the accounts receivable and (B) 60% of the inventory of the Company and its Restricted Subsidiaries on a consolidated basis as set forth on the balance sheet of the Company most recently filed with the Commission pursuant to Section 4.7; and

                  (ix) Strategic Subordinated Indebtedne/section/

         (b) Notwithstanding any other provisions of this Section 4.8, the maximum amount of Indebtedness that the Company or a Restricted Subsidiary may Incur pursuant to this Section 4.8 shall not be deemed to be exceeded due solely to the result of fluctuations in the exchange rates of currencies.

         (c) For purposes of determining any particular amount of Indebtedness under this Section 4.8, (1) Guarantees, Liens or obligations of a Person with respect to letters of credit supporting Indebtedness of such Person otherwise included in the determination of such particular amount shall not be included and (2) any Liens granted pursuant to the equal and ratable provisions referred to in Section 4.10 shall not be treated as Indebtedne/section/ For purposes of determining compliance with this Section 4.8, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

         SECTION 4.9 LIMITATION ON RESTRICTED PAYMENTS. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on or with respect to its Capital Stock (other than (x) dividends or distributions payable solely in shares of its Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire shares of such Capital Stock and (y) pro rata dividends or distributions on Common Stock of Restricted Subsidiaries held by minority stockholders, provided that such dividends do not in the aggregate exceed the minority stockholders' pro rata share of such Restricted Subsidiaries' net income from the first day of the fiscal quarter beginning immediately following the Closing Date) held by Persons other than the Company or any of its Restricted Subsidiaries, (ii) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of (A) the Company or an Unrestricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person or (B) a Restricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) any Affiliate of the Company (other than a Wholly Owned Restricted Subsidiary) or any holder (or any Affiliate of such holder) of 5% or more of the Capital Stock of the Company, (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Notes or (iv) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (i) through (iv) being collectively "Restricted Payments") if, at the time of, and after giving effect to, the proposed Restricted Payment; (A) a Default or Event of Default shall have occurred and be continuing, (B) the Company could not Incur at least $1.00 of Indebtedness under the first paragraph of Section 4.8(a) or (C) the aggregate amount of all Restricted Payments (the amount, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) made after the Closing Date shall exceed the sum of (1) 50% of the aggregate amount of the Adjusted Consolidated Net Income (or, if the Adjusted Consolidated Net Income is a loss, minus 100% of the amount of such loss) (determined by excluding income resulting from transfers of assets by the Company or a Restricted Subsidiary to an Unrestricted Subsidiary) accrued on a cumulative basis during the period (taken as one accounting period) beginning on the first day of the fiscal quarter immediately following the Closing Date and ending on the last day of the last fiscal quarter preceding the Transaction Date for which reports have been filed pursuant to Section 4.7 PLUS (2) the aggregate Net Cash Proceeds received by the Company after the Closing Date from the issuance and sale permitted by the Indentures to a Person who is not a Subsidiary of the Company of (a) its Capital Stock (other than Redeemable Stock), (b) any options, warrants or other rights to acquire Capital Stock of the Company (in each case, exclusive of any Redeemable Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the Stated Maturity of the Notes) and (c) Indebtedness of the Company that has been exchanged for or converted into Capital Stock of the Company (other than Redeemable Stock), in each case except to the extent such Net Cash Proceeds are used to Incur Indebtedness pursuant to clause (vii) of the second paragraph of
Section 4.8(a), PLUS (3) an amount equal to the net reduction in Investments (other than reductions in Permitted Investments and reductions in Investments made pursuant to clause (vi) of the second paragraph of this Section 4.9) in any Person resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Restricted Subsidiary or from the Net Cash Proceeds from the sale of any such investment (except, in each case, to the extent any such payment or proceeds is included in the calculation of Adjusted Consolidated Net Income), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investments"), not to exceed, in each case, the amount of Investments previously made by the Company or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

         The foregoing provision shall not be violated by reason of: (i) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph; (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Notes including premium, if any, and accrued and unpaid interest, with the proceeds of, or in exchange for, Indebtedness Incurred under clause (iii) of the second paragraph of Section 4.8(a); (iii) the repurchase, redemption or other acquisition of Capital Stock of the Company (or options, warrants or other rights to acquire such Capital Stock) in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of Capital Stock (other than Redeemable Stock) of the Company (or options, warrants or other rights to acquire such Capital Stock); (iv) the making of any principal payment or the repurchase, redemption, retirement, defeasance, or other acquisition for value of Indebtedness of the Company which is subordinated in right of payment to the Notes in exchange for, or out of the proceeds of, a substantially concurrent offering of, shares of Capital Stock of the Company (other than Redeemable Stock); (v) payments or distributions to dissenting stockholders pursuant to applicable law in connection with a consolidation, merger or transfer of assets that complies with the provisions of this Indenture applicable to mergers, consolidations and transfers of all or substantially all of the property and assets of the Company; (vi) Investments in any Person the primary business of which is related, ancillary or complementary to the business of the Company and its Restricted Subsidiaries on the date of such Investments; PROVIDED that the aggregate amount of Investments made pursuant to this clause (vi) does not exceed the sum of (x) $50 million plus (y) the net reduction in Investments made pursuant to this clause (vi) resulting from distributions on or repayments of such Investments or from the Net Cash Proceeds from the sale of any such Investment (except in each case to the extent any such payment or proceeds is included in the calculation of Adjusted Consolidated Net Income) or from such Person becoming a Restricted Subsidiary (valued in each case as provided in the definition of "Investments"); PROVIDED that the net reduction in any Investment shall not exceed the amount of such Investment.

         Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payment referred to in clause (ii) thereof and an exchange of Capital Stock for Capital Stock or Indebtedness referred to in clause (iii) or (iv) thereof and the Net Cash Proceeds from any issuance of Capital Stock referred to in clauses (iii), (iv) and (vi), shall be included in calculating whether the conditions of clause (C) of the first paragraph to this
Section 4.9 have been met with respect to any subsequent Restricted Payments. In the event the proceeds of an issuance of Capital Stock of the Company are used for the redemption, repurchase or other acquisition of the Notes, or Indebtedness that is pari passu with the Notes, then the Net Cash Proceeds of such issuance shall be included in clause (C) of the first paragraph of this
Section 4.9 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of Indebtedne/section/

         SECTION 4.10 LIMITATION ON LIENS; NEGATIVE PLEDGES. The Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien on any of its assets or properties of any character, or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, without making effective provisions for all of the Notes and all other amounts due under the Indentures to be directly secured equally and ratably with (or, if the obligation or liability to be secured by such Lien is subordinated in right of payment to the Notes, prior to) the obligation or liability secured by such Lien.

         The foregoing limitation does not apply to (i) Liens existing on the Closing Date or arising thereafter in connection with the New Credit Facility;
(ii) Liens granted after the Closing Date on any assets or Capital Stock of the Company or its Restricted Subsidiaries created in favor of the Holders; (iii) Liens with respect to the assets of a Restricted Subsidiary granted by such Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary to secure Indebtedness owing to the Company or such other Restricted Subsidiary;
(iv) Liens securing Indebtedness which is Incurred to refinance secured Indebtedness which is permitted to be Incurred under clause (iii) of the second paragraph of Section 4.8(a); PROVIDED that such Liens do not extend to or cover any property or assets of the company or any Restricted Subsidiary other than the property or assets securing the Indebtedness being financed; (v) Liens securing Indebtedness Incurred under clause (i), (iv), (viii) and (ix) of the second paragraph of Section 4.8(a); or (vi) Permitted Liens;

         The Company, CHS Delaware, Inc. and CHS Delaware L.L.C. hereby provide Negative Pledges to the Trustee for the benefit of the Holders of 100% of the partnership interests in, and all of the assets of, CHS Cayman L.P., except for its shares in CHS Logistic Services B.V., which will be pledged only as security for the New Credit Facility.

         SECTION 4.11 LIMITATION ON ISSUANCES OF GUARANTEES BY RESTRICTED SUBSIDIARIES. The Company will not permit any Restricted Subsidiary, directly or indirectly, to Guarantee any Indebtedness of the Company which is pari passu with or subordinate in right of payment to the Notes ("Guaranteed Indebtedness"), unless (i) such Restricted Subsidiary simultaneously executes and delivers pursuant to Section 10.2 a supplemental indenture to this Indenture providing for a Guarantee (a "Subsidiary Guarantee") of payment of the Notes by such Restricted Subsidiary and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit of or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary under its Subsidiary Guarantee; PROVIDED that this paragraph shall not be applicable to (x) any Guarantee of any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or (y) any Guarantee or any Restricted Subsidiary of Indebtedness Incurred (I) under a revolving credit or working capital facility pursuant to clause (i) of the second paragraph of Section 4.8(a) or (II) pursuant to clause (vii) of the second paragraph of Section 4.8(a). If the Guaranteed Indebtedness is (A) pari passu with the Notes, then the Guarantee of such Guaranteed Indebtedness shall be pari passu with, or subordinated to, the Subsidiary Guarantee or (B) subordinated to the Notes, then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Notes.

         SECTION 4.12 LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES. The Company will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance of any kind on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary, (ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (iii) make loans or advances to the Company or any other Restricted Subsidiary or (iv) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

         The foregoing provisions shall not restrict any encumbrances or restrictions: (i) existing on the Closing Date in this Indenture or any other agreements in effect on the Closing Date, and any extensions, refinancings, renewals or replacements of such agreements; PROVIDED that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced; (ii) existing under or by reason of applicable law; (iii) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary and existing at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired; (iv) in the case of the clause (iv) of the first paragraph of this
Section 4.12, (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance, contract or similar property or asset, (B) existing by virtue of any transfer of, agreement to transfer option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture, or (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary; (v) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property or assets of, such Restricted Subsidiary; or (vi) contained in the New Credit Facility or any other financing or credit agreement entered into by any Restricted Subsidiary after the Closing Date; PROVIDED that unless and until an event of default thereunder has occurred and is continuing any such Restricted Subsidiaries are permitted thereunder to pay dividends or otherwise make payments as necessary for the Company to make interest payments on the Notes when due (subject to the conditions contained in the New Credit Facility) and the Board of Directors of the Company determines that such restrictions, together with restrictions contained in agreements relating to other Indebtedness, will not materially affect the Company's ability to make payments of principal, premium, if any, or interest on the Notes when due. Nothing contained in this Section 4.12 shall prevent the Company or any Restricted Subsidiary from (1) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in Section 4.10 or
(2) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

         SECTION 4.13 LIMITATION ON ASSET SALES. The Company will not, and will not permit any Restricted Subsidiary to, consummate any Asset Sale, unless (i) the consideration received by the Company or such Restricted Subsidiary is at least equal to the Fair Market Value of the assets sold or disposed of; PROVIDED that the aggregate Fair Market Value of the consideration received from any Asset Sale that is not in the form of cash or Temporary Cash Investments shall not, when aggregated with the Fair Market Value of all other non-cash consideration received by the Company and its

Restricted Subsidiaries from all previous Asset Sales since the Closing Date that have not, prior to such date, been converted to cash or Temporary Cash Investments, exceed five percent of the Adjusted Consolidated Net Tangible Assets of the Company at the time of the Asset Sale under consideration; and PROVIDED, FURTHER that, with respect to any Asset Sales to Affiliates, the Company receives consideration consisting of no less then 85% cash or Temporary Cash Investments and (ii) the Company delivers to the Trustee an Officers' Certificate certifying that such Asset Sale complies with clause (i).

         In the event and to the extent that the Net Cash Proceeds received by the Company or any of its Restricted Subsidiaries from one or more Asset Sales occurring on or after the Closing Date in any period of 12 consecutive months exceeds 5% of Adjusted Consolidated Net Tangible Assets (determined as of the date closest to the commencement of such 12-month period for which a consolidated balance sheet of the Company and its Subsidiaries have been filed pursuant to Section 4.7), then the Company shall or shall cause the relevant Restricted Subsidiary to (i) within twelve months after the date Net Cash Proceeds so received exceed 5% of Adjusted Consolidated Net Tangible Assets (A) apply an amount equal to such excess Net Cash Proceeds permanently to repay unsubordinated Indebtedness of the Company or any Restricted Subsidiary providing a Subsidiary Guarantee pursuant to Section 4.11 or Indebtedness of any other Restricted Subsidiary, in each case owing to a Person other than the Company or any of its Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A) (or enter into a definitive agreement committing to so invest within twelve months after the date of such agreement), in capital assets of a nature or type or that are used in a business (or in a Company having capital assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) apply (no later than the end of the twelve month period referred to in clause
(i)) such Excess Cash Proceeds (to the extent not applied to clause (i)) as provided in the following paragraph of this Section 4.13. The amount of such excess Net Cash Proceeds required to be applied (or to be committed to be applied) during such twelve-month period as set forth in clause (i) of the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds."

         If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Offer to Purchase pursuant to this
Section 4.13 totals at least $5.0 million, the Company must commence not later than the fifteenth Business Day of such month, and consummate an Offer to Purchase from the Holders on a pro rata basis an aggregate principal amount of Notes on the Relevant Date equal to the Excess Proceeds on such date, at a purchase price equal to 100% of the principal amount of the Notes on the relevant Payment Date, plus, in each case, accrued interest (if any) to the Payment Date.

         SECTION 4.14 LIMITATION ON TRANSACTIONS WITH STOCKHOLDERS AND AFFILIATES. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 5% or more of any class of Capital Stock of the Company or with any Affiliate of the Company or any Restricted Subsidiary, except upon fair and reasonable terms no less favorable in any material respect to the Company or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate.

         The foregoing limitation does not limit, and shall not apply to: (i) transactions (A) approved by a majority of the disinterested members of the Board of Directors or (B) for which the Company or a Restricted Subsidiary delivers to the Trustee a written opinion of a nationally recognized investment banking firm stating that the transaction is fair to the Company or such Restricted Subsidiary from a financial point of view; (ii) any transaction solely between the Company and any of its Wholly Owned Restricted Subsidiaries or solely between the Wholly Owned Restricted Subsidiaries; (iii) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company; (iv) any payments or other transactions pursuant to any tax-sharing agreement between the Company and any other Person with which the Company files a consolidated tax return or with which the Company is part of a consolidated group for tax purposes; or (v) any Restricted Payments not prohibited by Section 4.9. Notwithstanding the foregoing, any transaction covered by the first paragraph of this Section 4.14 and not covered by clauses
(ii) through (v) of this paragraph, the aggregate amount of which exceeds $1.0 million in value, must be approved or determined to be fair in the manner provided for in clause (i)(A) or (B) above.

         SECTION 4.15 REPURCHASE OF NOTES UPON A CHANGE IN CONTROL. The Company shall commence, within 30 days of the occurrence of a Change of Control, and consummate an Offer to Purchase for all Notes then outstanding, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the date of purchase.

         SECTION 4.16 LIMITATION ON THE ISSUANCE AND SALE OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES. The Company will not sell, and will not permit any Restricted Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Company or a Wholly Owned Restricted Subsidiary, (ii) issuances of director's qualifying shares or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law, (iii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under Section 4.9 if made on the date of such issuance or sale or (iv) issuances or sales of Common Stock of a Restricted Subsidiary to minority investors, provided the Company or such Restricted Subsidiary applies the Net Cash Proceeds, if any, of any such sale in accordance with clause (A) or
(B) of Section 4.13.

         SECTION 4.17 LIMITATION ON SALE AND LEASEBACK TRANSACTIONS. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, renew or extend any Sale and Leaseback Transaction unless (i) the Company or such Restricted Subsidiary would be entitled under
Section 4.8 to Incur Indebtedness in an amount equal to the Attributable Indebtedness with respect to such Sale and Leaseback Transaction, (ii) such Sale and Leaseback

Transaction would not result in a violation of Section 4.10; and (iii) the Net Cash Proceeds from any such Sale and Leaseback Transaction are applied in a manner consistent with the provisions described in Section 4.13.

         SECTION 4.18 WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent permitted by law) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent permitted by law) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 4.19 ADDITIONAL SUBSIDIARY GUARANTEES AND PLEDGES. If the Company or any of its Restricted Subsidiaries shall acquire or create another Restricted Subsidiary that is incorporated in any state or territory of the United States, then such newly acquired or created Restricted Subsidiary will be required to execute a Subsidiary Guarantee within 120 days after the date of such acquisition or creation, in accordance herewith, unless it has been designated as an Unrestricted Subsidiary. If the lenders under the New Credit Facility require that the newly acquired or created U.S. Subsidiary guarantee the borrowers' obligations under the New Credit Facility, the Subsidiary Guarantees issued pursuant to this Section 4.19 will be subordinated in right of payment to Indebtedness under the New Credit Facility, Guarantees or refinancings thereof and Indebtedness incurred pursuant to clause (viii) of the second paragraph of Section 4.8(a). Additionally, the parent company of any such newly acquired or created non-U.S. Restricted Subsidiary shall give a Negative Pledge with respect to the remainder of its capital stock.

                                    ARTICLE V
                              SUCCESSOR CORPORATION

         SECTION 5.1 CONSOLIDATION, MERGER AND SALE OF ASSETS. The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person or permit any Person to merge with or into the Company unless:

                  (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of any EU Country or the United States of America, and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Notes and under this Indenture, including the submission to jurisdiction in Section 11.7 hereof;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) immediately after giving effect to such transaction on a pro forma basis, the Company or any Person becoming the successor obligor of the Notes shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction; PROVIDED, HOWEVER, that this clause (iii) shall not apply to an acquisition accounted for as a pooling of assets in accordance with GAAP;

                  (iv) immediately after giving effect to such transaction on a pro forma basis the Company, or any Person becoming the successor obligor of the Notes, as the case may be, could Incur at least $1.00 of Indebtedness under the first paragraph of Section 4.8(a) (calculated, solely for the purpose of this Section 5.1, without any pro forma adjustment with respect to the acquisition of Santech Micro Group ASA for any period prior to the acquisition thereof); PROVIDED, HOWEVER, that this clause (iv) shall not apply to a consolidation or merger with or into a Wholly Owned Restricted Subsidiary with a positive net worth; PROVIDED that, in connection with any such merger or consolidation, no consideration (other than Common Stock in the surviving Person or the Company (or a Person that owns directly or indirectly all of the Capital Stock of the surviving Person or the Company immediately following such transaction)) shall be issued or distributed to the shareholders of the Company; and

                  (v) the Company delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with clauses (iii) and (iv)) and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture comply with this provision, that all conditions precedent provided for herein relating to such transaction have been complied with and, in the event that the continuing Person is organized under the laws of an EU Country other than England and

         Wales or Scotland, that the indenture and the Notes constitute legal, valid and binding obligations of the continuing Person, enforceable in accordance with their terms;

PROVIDED, HOWEVER, that clauses (iii) and (iv) above do not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company; and PROVIDED, FURTHER that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

         SECTION 5.2 SUCCESSOR ENTITY SUBSTITUTED. Upon any consolidation, combination, merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the surviving entity formed by such consolidation or combination or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such surviving entity had been named as the Company herein, and thereafter, the predecessor company (except in the case of a lease) shall be released from all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE VI
                              DEFAULT AND REMEDIES

         SECTION 6.1 EVENTS OF DEFAULT. (a) Each of the following events is an "Event of Default":

                  (i) a default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

                  (ii) a default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days;

                  (iii) the failure to perform or comply with the provisions of
         Article V or the failure to make or consummate an Offer to Purchase in accordance with Section 4.13 or 4.15;

                  (iv) any default in the performance of or breach of any other covenant or agreement of the Company in this Indenture or under the Notes (other than a default specified in clause (i), (ii) or (iii) above), which default or breach continues for a period of 30 consecutive days after written notice by the Trustee to the Company or by the Holders of 25% or more in aggregate principal amount at maturity of the Notes outstanding to the Company and the Trustee;

                  (v) the occurrence of, with respect to any issue or issues of Indebtedness of the Company or any Significant Subsidiary having an outstanding principal amount of $10.0 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the holders thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 60 days following such acceleration and/or (II) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

                  (vi) any final judgment or order (not covered by insurance) for the payment of money in excess of $10.0 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 30 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $10.0 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (vii) a court of competent jurisdiction enters a Bankruptcy Order under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case or proceeding,

                           (B) appoints a Custodian of the Company or any
                  Significant Subsidiary for all or substantially all of its properties, or

                           (C) orders the liquidation of the Company or any
                  Significant Subsidiary,

         and in each case such order or decree remains unstayed and in effect for 30 days; and

         (viii) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case or proceeding,

                  (B) consents to the entry of a Bankruptcy Order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its creditors or files a proposal or scheme of arrangement involving the rescheduling or composition of its indebtedness,

                  (E) consents to the filing against it of a petition in bankruptcy, or

                  (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally.

         (b) For purposes of this Article VI, the term "Custodian" means any custodian, receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator or similar official charged with maintaining possession or control over property for one or more creditors, whether under any Bankruptcy Law or otherwise. The term "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

         SECTION 6.2 ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 6.1(a)(vii) or (viii) that occurs with respect to the Company) occurs and is continuing under this Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal amount of, premium, if any, and accrued interest on the Notes to be immediately due and payable. Upon a declaration of acceleration, such principal amount, premium, if any, and accrued interest shall be immediately due and payable. If an Event of Default specified in Section 6.1(a)(vii) or (viii) occurs with respect to the Company, the principal amount of, premium, if any, and accrued interest on the Notes then outstanding shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         The Holders of at least a majority in principal amount at maturity of the outstanding Notes by written notice to the Company and to the Trustee may waive all past Defaults and rescind and annul such declaration of acceleration and its consequences if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 7.7, (ii) all overdue interest on all Notes, (iii) the principal of and premium, if any, on any Notes that have become due otherwise than by such declaration or occurrence of acceleration and interest thereon at the rate prescribed therefor by such Notes, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest, if any, at the rate prescribed therefor by such Notes, (b) all existing Events of Default, other than the non-payment of principal, premium, if any, or interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived and (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

         SECTION 6.3 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

         SECTION 6.4 WAIVER OF PAST DEFAULT. Subject to Sections 6.2, 6.7 and 9.2, the Holders of at least a majority in principal amount at maturity of the outstanding Notes, by notice to the Trustee, may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of, premium, if any, or interest on any Note as specified in Section 6.1(a)(i) or (ii) or in respect of a covenant or provision of this Indenture which cannot pursuant to Section 9.2 be modified or amended without the consent of the Holder of each outstanding Note affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 6.5 CONTROL BY MAJORITY. Subject to the provisions of Section 7.2(f), the Holders of at least a majority in principal amount at maturity of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it; PROVIDED, HOWEVER, that the Trustee may refuse to follow any direction that (i) conflicts with law or this Indenture, (ii) may involve the Trustee in personal liability, or (iii) that the Trustee determines in good faith may be unduly prejudicial to the rights of

Holders of Notes not joining in the giving of such direction; and PROVIDED, FURTHER, that the Trustee may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

         SECTION 6.6 LIMITATION ON SUITS. A Holder may not pursue any remedy with respect to this Indenture or the Notes unless:

                  (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in aggregate principal amount at maturity of outstanding Notes make a written request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer the Trustee indemnity satisfactory to the Trustee against any costs, liability or expense (including the reasonable fees and expenses of its counsel);

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (e) during such 60-day period, the Holders of a majority in principal amount at maturity of the outstanding Notes do not give the Trustee a direction inconsistent with the request.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such Holder.

         SECTION 6.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, premium, if any, or interest on a Note or to bring suit for the enforcement of any such payment, on or after the due date for such payment expressed in the Notes, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

         SECTION 6.8 COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 6.1(a)(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Notes for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal, premium, if any, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at 9_%, which interest shall be compounded semiannually each April 15 and October 15, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7.

         SECTION 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and any other amounts due the Trustee under Section 7.7 and the Holders allowed in any judicial proceedings relative to the Company or the Subsidiaries of the Company (or any other obligor on the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies, securities or other property payable or deliverable upon conversion or exchange of the Notes or upon any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under
Section 7.7. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.10 PRIORITIES. If the Trustee collects any money pursuant to this Article VI, it shall pay out such money in the following order:

                  First:  to the Trustee for amounts due under Section 7.7;

                  Second: to Holders for amounts then due and unpaid for principal of, premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, respectively; and

                  Third: to the Company or any other obligors of the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

         The Trustee, upon prior written notice to the Company, may fix a Record Date and payment date for any payment to Holders pursuant to this Section 6.10.

         SECTION 6.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in aggregate principal amount at maturity of outstanding Notes.

         SECTION 6.12 RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 6.13 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.14 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                   ARTICLE VII
                                     TRUSTEE

         SECTION 7.1. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) The Trustee undertakes to perform such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:

                  (i)      This paragraph does not limit the effect of paragraph
         (b) of this Section 7.1;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2, 6.5 or 6.6; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 7.1.

         (e) The Trustee may refuse to perform any duty or exercise any right or remedy unless it is provided adequate funds to enable it to do so and it receives indemnity satisfactory to it in its sole discretion against any loss, liability, fee or expense.

         SECTION 7.2 RIGHTS OF TRUSTEE. Subject to TIA Sections 315(a) through
(d), and except as provided in Section 7.1:

                  (a) The Trustee may rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                  (b) Before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 11.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or willful misconduct of an agent who is an employee of the Trustee) appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; PROVIDED that the Trustee's conduct does not constitute negligence or bad faith.

                  (e) The Trustee may consult with counsel of its selection and the advice or opinion of such counsel as to matters of law shall be full and complete authorization in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         SECTION 7.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, or its Subsidiaries and Affiliates with the same rights it would have if it were not Trustee.

Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311 pursuant to which the Trustee shall resign if it acquires and does not eliminate a conflicting interest as defined therein.

         SECTION 7.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes; it shall not be accountable for the Company's use of the proceeds from the issuance of the Notes; and it shall not be responsible for any statement of the Company in the Notes other than the Trustee's certificate of authentication.

         SECTION 7.5 NOTICE OF DEFAULTS. If any Default or any Event of Default with respect to the Notes occurs and is continuing and is known to the Trustee, the Trustee shall give notice of the Default or Event of Default within 45 days after the occurrence thereof to the Holders of the Notes, unless such Default shall have been cured or waived before the mailing of such notice. Except in the case of a Default or an Event of Default in the payment of principal, premium, if any, or interest on any Note, the Trustee may withhold the notice to the Holders if a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Holders.

         Subject to the provisions of Sections 7.1 and 7.2, the Trustee shall not be deemed to have knowledge of any Default, Event of Default, Change of Control or Asset Sale except (i) a default described in Section 6.1(a)(i) or
(ii) so long as the Trustee is the Paying Agent, or (ii) any Default, Event of Default, Change of Control or Asset Sale of which the Trustee shall have received written notification at its Corporate Trust Office or a Responsible Officer charged with the administration of this Indenture shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other reports and documents furnished under Section 4.7 of this Indenture which reports and documents the Trustee shall have no duty to examine.

         SECTION 7.6 REORTS BY TRUSTEE TO HOLDERS. To the extent required by TIA /section/313(a), within 60 days after May 15 of each year commencing with 1998 and for as long as there are Notes outstanding hereunder, the Trustee shall mail to the Holder of the Rule 144A Global Note and the Holder of the Regulation S Global Note the Trustee's brief report dated as of such date that complies with TIA /section/ 313(a). The Trustee also shall comply with TIA /section/ 313(b) and TIA /section/ 313(c) and (d). A copy of such report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Notes are listed.

         The Company shall promptly notify the Trustee if the Notes become listed on any stock exchange and the Trustee shall comply with TIA /section/ 313(d).

         SECTION 7.7 COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee such compensation as shall be agreed upon in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, out-of-pocket disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Notes in its capacity as Trustee, Paying Agent or Registrar, including the costs and expenses of investigating or defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Notes. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee, the Paying Agent or the Registrar through the Trustee's, the Paying Agent's or the Registrar's, as the came may be, own willful misconduct, negligence or bad faith.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Notes on all money or property held or collected by it, in its capacity as Trustee, Paying Agent or Registrar, except money or property held in trust to pay principal of, premium, if any, and interest on particular Notes. Such lien shall survive the termination of this Indenture.

         Subject to any other rights available to the Trustee under any applicable Bankruptcy Law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(a)(vii) or (viii) occurs, the parties hereto and the Holders, by acceptance of the Notes, hereby agree that the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

         The Trustee's rights under this Section 7.7 shall survive the resignation or removal of the Trustee, the redemption of the Notes and the termination of this Indenture.

         SECTION 7.8 REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount at maturity of the outstanding Notes may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee if:

                  (a)      the Trustee fails to comply with Section 7.10;

                  (b)      the Trustee is adjudged as bankrupt or insolvent;

                  (c) a receiver or other public officer takes charge of the Trustee or its property; or

                  (d)      the Trustee becomes incapable of acting.


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



         If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount at maturity of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after such delivery, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided in Section 7.7), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of the majority in principal amount at maturity of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

         SECTION 7.9 SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee provided such corporation shall be otherwise qualified and eligible under this
Article VII.

         SECTION 7.10 ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee who satisfies the requirements of TIA /section/ 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee may not be an obligor upon the Notes of an Affiliate of any such obligor.

         SECTION 7.11 MONEY HELD IN TRUST. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article VIII of this Indenture.


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



                                  ARTICLE VIII
                       DISCHARGE OF INDENTURE; DEFEASANCE

         SECTION 8.1 TERMINATION OF COMPANY'S OBLIGATIONS. The Company may, at its option, terminate its obligations under the Notes and this Indenture, except those obligations referred to in the last paragraph of this Section 8.1, if

         (a) all Notes previously authenticated and delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

         (b) (i) the Notes have become due and payable, mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption,
(ii) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or United States Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal, premium, if any, and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (iii) no Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit, (iv) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

         With respect to the foregoing Section 8.1(a), the Company's obligations under Section 7.7 shall survive. With respect to the foregoing Section 8.1(b) the Company's obligations in Sections 2.3, 2.4, 2.6, 2.7, 2.8, 2.13, 4.1, 4.2,
7.7, 7.8, 8.3, 8.4 and 8.5 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7, 8.4 and
8.5 shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations specified above.

         SECTION 8.2 LEGAL DEFEASANCE AND COVENANT DEFEASANCE. (a) DEFEASANCE AND DISCHARGE OF INDENTURE. The Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Notes on the first day following six months after the date of the deposit referred to in clause (A) of this Section 8.2 if:

                  (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee and has conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Notes, and dedicated solely to, the benefit of the Holders, in and to (i) money in an amount, (ii) United States Government obligations that, through the payment of interest, premium, if any, and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), money in an amount or (iii) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and accrued interest on the outstanding Notes at the Stated Maturity of such principal or interest or upon earlier redemption; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such United States Government obligations to the payment of such principal, premium, if any, and interest with respect to the Notes and to give any related notice of redemption;

                  (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (C) immediately after giving effect to such deposit on a PRO FORMA basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit; and no Default or Event of Default shall occur during the period ending on the first day following six months after such date of deposit;

                  (D) the Company shall have delivered to the Trustee either (i) a ruling based on relevant law and practice at the time directed to the Trustee from the Internal Revenue Service or other relevant tax authority to the effect that the Holders will not recognize income, gain or loss for United States federal income tax or other tax purposes as a result of the Company's exercise disregarding income tax on any amounts that would have been received but for such exercise of its option under this Section 8.2 and will be subject to income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised or (ii) an Opinion of Counsel to the same effect as the ruling described in clause (i) above;

                  (E) the Company shall have delivered to the Trustee (i) either
         (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize additional income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.2 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (B) an Opinion of Counsel to the same effect as the ruling described in clause (A) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (ii) an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company Act of 1940;

                  (F) if at such time the Notes are listed on a national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Notes will not be delisted as a result of such deposit, defeasance and discharge; and

                  (G) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.2 have been complied with.

                  Notwithstanding the foregoing, prior to the end of the post deposit period referred to in clause (C) of this Section 8.2(a), none of the Company's obligations under this Indenture shall be discharged. Subsequent to the end of such period with respect to this Section 8.2(a), the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.14, 4.1, 7.7, 7.8,
8.3, 8.4 and 8.5 shall survive until the Notes mature or are redeemed. Thereafter, only the Company's obligations in Sections 7.7, 8.4 and 8.5 shall survive. If and when a ruling from the Internal Revenue Service or an Opinion of Counsel referred to in clause (E)(i) of this Section 8.2(a) may be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under the first sentence of Section 4.1, then the Company's obligations under such sentence shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.2(a).

                  After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations identified in the immediately preceding paragraph.

         (b) DEFEASANCE OF CERTAIN OBLIGATIONS. The Company may omit to comply with any term, provision or condition set forth in clauses (iii) and (iv) under
Section 5.1 and Section 4.4 through 4.17, and clause (iv) under Section 6.1(a) with respect to such covenants and clauses (iii) and (iv) under Section 5.1 and clauses (v) and (vi) under Section 6.1(a) shall be deemed not to be Events of Default if:

                  (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Notes, and dedicated solely to, the benefit of the Holders, in and to (i) money in an amount, (ii) United States Government obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), or (iii) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and interest on the outstanding Notes on the Stated Maturity or upon earlier redemption of such principal or interest; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such United States Government obligations to the payment of such principal, premium, if any, and interest with respect to the Notes and to give any related notice of redemption;

                  (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (C) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (D) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (i) the creation of the defeasance trust does not violate the Investment Company Act of 1940, and (ii) the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and the defeasance of the obligations referred to in the first paragraph of this Section 8.3 and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred Notes;

                  (E) if at such time the Notes are listed on a national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Notes will not be delisted as a result of such deposit, defeasance and discharge; and

                  (F) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 8.2(b) have been complied with.

         SECTION 8.3 APPLICATION OF TRUST MONEY. Subject to Section 8.4 and 8.5, the Trustee shall hold in trust money or United States Government obligations deposited with it pursuant to Sections 8.1 and 8.2, and shall apply the deposited money and the money from United States Government obligations in accordance with the Notes and this Indenture to the payment of principal of, premium, if any, and interest on the Notes.

         SECTION 8.4 REPAYMENT TO COMPANY. Subject to Sections 7.7, 8.1 and 8.2, the Trustee and the Paying Agent shall promptly pay to the Company upon receipt by the Trustee and the Paying Agent of an Officers' Certificate stating the amount to which the Company is entitled, any excess money held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate stating the amount to which the Company is entitled, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years after payment to the Holders is required; PROVIDED, HOWEVER, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company, mail by first-class mail to the Holder of the Rule 144A Global Notes and the Holder of the Regulation S Global Notes notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to money must look solely to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

         SECTION 8.5 REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or United States Government obligations in accordance with
Section 8.1 or 8.2, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then shall the Company's obligations under this Indenture and the Notes be revived and reinstated as though no deposit had been made pursuant to Section
8.1 or 8.2, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or United States Government obligations in accordance with this Indenture; PROVIDED that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or United States Government obligations held by the Trustee or Paying Agent.

                                   ARTICLE IX
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 9.1 WITHOUT CONSENT OF HOLDERS. The Company, when authorized by a Board Resolution of its Board of Directors, and the Trustee may amend or supplement this Indenture and the Notes without notice to or consent of any
Holder:

                  (a) to cure any ambiguity, defect or inconsistency, PROVIDED that such amendment or supplement does not adversely affect the rights of any Holder;

                  (b) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA;

                  (c) to evidence the succession in accordance with Article V hereof of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes;

                  (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (e) to make any change that, in the opinion of the Board of Directors as evidenced by a Board Resolution, does not adversely affect the rights of any Holder.

         SECTION 9.2 WITH CONSENT OF HOLDERS. Subject to Section 6.7 and the provisions of this Section 9.2, the Company, when authorized by a Board Resolution of its Board of Directors, and the Trustee may modify or amend this Indenture or the Notes in any respect with the written consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Notes then outstanding. Subject to Section 6.7 and the provisions of this Section 9.2, the Holders of, in the aggregate, at least a majority in aggregate principal amount at maturity of the outstanding Notes affected may waive compliance by the Company with any provision of this Indenture or the Notes.

         Notwithstanding the foregoing, without the consent of each Holder affected, a modification, amendment, or waiver, including a waiver pursuant to
Section 6.4, may not:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any Note;

                  (b) reduce the principal amount of, or the rate of interest on, or any premium payable upon the redemption or repurchase of, any Note;

                  (c) change the place or currency of payment of principal of, or premium, if any, or interest on, any Note;

                  (d) adversely affect any right of repayment at the option of any Holder of any Note;

                  (e) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption, on or after the Redemption Date) of any Note (including by adversely affecting the ranking of the Notes);

                  (f) alter the Company's obligation to purchase Notes in accordance with this Indenture following the occurrence of a Change of Control or an Asset Sale or waive any default in the performance thereof;

                  (g) reduce the percentage of outstanding Notes the consent of whose Holders is necessary to modify or amend this Indenture or the Notes;

                  (h) reduce the percentage or aggregate principal amount at maturity of outstanding Notes the consent of whose Holders is necessary for waiver of compliance with certain provisions of this Indenture or certain defaults and their consequences provided for in this Indenture; or

                  (i) modify this Section 9.2 or Sections 6.4 or 6.7.

         It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

         SECTION 9.3 COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

         SECTION 9.4 REVOCATION AND EFFECT OF AMENDMENTS AND CONSENTS. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of that Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note or portion of a Note. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes. Notwithstanding the above, nothing in this paragraph shall impair the right of any Holder under /section/ 316(b) of the TIA.

         The Company may, but shall not be obligated to, fix a Record Date for the purpose of determining the Holders of Notes entitled to consent to any amendment, supplement or waiver. If a Record Date is fixed, then notwithstanding the last three sentences of the immediately preceding paragraph, those Persons who were Holders of Notes at such Record Date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of Notes after such Record Date. Such consent shall be effective only for actions taken within 90 days after such Record Date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder (and every subsequent Holder), unless it is of the type described in any of clauses (a) through (i) of Section 9.2, in which case it shall bind every Holder consenting thereto and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

         SECTION 9.5 NOTATION ON OR EXCHANGE OF NOTES. If an amendment, supplement or waiver changes the terms of a Note, the Trustee shall (in accordance with the specific direction of the Company) require the Holder of the Note to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

         SECTION 9.6 TRUSTEE TO SIGN AND NOTIFY HOLDERS OF AMENDMENTS, ETC. The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX if the amendment, supplement or waiver does not adversely affect the rights, duties or immunities of the Trustee. The Trustee may, but shall not be obligated to, execute any amendment, supplement or waiver that affects the rights, duties or immunities of the Trustee under this Indenture or otherwise. In executing any amendment, supplement or waiver, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel meeting the requirements of Section 11.5 and stating that the execution of any proposed amendment, supplement or waiver is authorized or permitted by this Indenture.


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                                    ARTICLE X
                              SUBSIDIARY GUARANTEES

         SECTION 10.1 SUBSIDIARY GUARANTEE. (a) Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (a) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of the time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extensions or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. The Subsidiary Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and this Indenture. If any Holder of Notes or the Trustee is required by any court or otherwise to return to the Company or Subsidiary Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by either the Trustee or such Holder of Notes, this Subsidiary Guarantee, to the extent therefore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Notes in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purpose of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article VI, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders of Notes under the Subsidiary Guarantee.


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



         (b) For purposes of this Indenture, each Subsidiary Guarantor's liability will be that amount from time to time equal to the aggregate liability of such Subsidiary Guarantor pursuant to its Subsidiary Guarantee, but shall be limited to the lesser of (i) the aggregate amount of the Obligations of the Company under the Notes and the Indenture and (ii) the amount, if any, which would not have (A) rendered such Subsidiary Guarantor "insolvent" (as such term is defined in the federal Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left it with unreasonably small capital at the time its Subsidiary Guarantee of the Notes was entered into, after giving effect to the incurrence of existing indebtedness immediately prior to such time; PROVIDED that, it shall be a presumption in any lawsuit or other proceeding in which such Subsidiary Guarantor is a party that the amount guaranteed pursuant to its Subsidiary Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors, of such Subsidiary Guarantor, or debtor in possession or trustee in bankruptcy of such Subsidiary Guarantor, otherwise proves in such a lawsuit that the aggregate liability of such Subsidiary Guarantor is limited to the amount set forth in clause (ii). In making any determination as to the solvency or sufficiency of capital of a Subsidiary Guarantor in accordance with the previous sentence, the right of such Subsidiary Guarantor to contribution from other Subsidiary Guarantors and any other rights such Subsidiary Guarantor may have, contractual or otherwise, shall be taken into account.

         SECTION 10.2 EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE. To evidence its Subsidiary Guarantee set forth in Section 10.1, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit C shall be endorsed by an officer of such Subsidiary Guarantor on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Subsidiary Guarantor by its President or one of its Vice-Presidents.

         Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 10.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         If an officer or Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid neverthele/section/

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor .

         Notwithstanding the provisions of Section 4.11, any Subsidiary Guarantee by a Restricted Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited hereby) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee.


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

         SECTION 10.3 SUBSIDIARY GUARANTORS MAY CONSOLIDATED ETC, ON CERTAIN TERMS. (a) except as set forth in Articles IV and V, nothing contained in this Indenture or in the Notes shall prevent any consolidation , amalgamation or merger of a Subsidiary Guarantor with or into the Company, another Subsidiary Guarantor or Wholly Owned Restricted Subsidiary of a Subsidiary Guarantor, or shall prevent any amalgamation, consolidation or merger if the surviving corporation is no longer a Restricted Subsidiary of the Company.

         (b) Except as set forth in Article IV and V, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation, amalgamation or merger of a Subsidiary Guarantor with or into (whether or not such Subsidiary Guarantor is the surviving Person), another corporation, Person or entity whether or not affiliated with such Subsidiary Guarantor or successive consolidations, amalgamations, or mergers in which a Subsidiary Guarantor or its successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety or any sale or other disposition of all the capital stock of any Subsidiary Guarantor, to a corporation other than the Company (whether or not affiliated with the Guarantor) authorized to acquire and operate the same; PROVIDED, HOWEVER, (i) that each Subsidiary Guarantor hereby covenants and agreed that, upon any such consolidation, amalgamation, merger, sale or conveyance, the Subsidiary Guarantee endorsed on the Notes, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form and substance to the Trustee, executed and delivered or into which the Subsidiary Guarantor shall have been merged, or by the corporation which shall have acquired such property; (ii) that such Subsidiary Guarantor, or any Person formed by or surviving any such consolidation, amalgamation, or merger, would have Consolidated Net Worth (immediately after giving effect to such transaction), equal to or greater then the Consolidated Net Worth of such Subsidiary Guarantor immediately preceding the transaction; PROVIDED, HOWEVER, that this clause (ii) shall not apply to an acquisition accounted for as a pooling of interests in accordance with GAAP; and (iii) the Company would be permitted by virtue of its pro forma Consolidated Leveraged Ratio immediately after giving effect to such transaction, to incur at least US$1.00 of additional Indebtedness pursuant to the Consolidated Leverage Ratio test set forth in
Section 4.8. In case of any such consolidation, amalgamation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form and substance to the Trustee, of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.


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



         SECTION 10.4 RELEASES FOLLOWING SALE OF ASSETS. Concurrently with any Asset Sale (including, if applicable, all of the capital stock of any Subsidiary Guarantor), any Liens in favor of the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds of such sale or other disposition are applied in accordance with the provisions of
Section 4.3. If the assets sold in such sale or other disposition include all or substantially all of the assets of any Subsidiary Guarantor or all of the capital stock of any Subsidiary Guarantor, then such Subsidiary Guarantor (in the event of a sale or other disposition of all of the capital stock of such Subsidiary Guarantor) or the corporation acquiring the property (in the event of a sale of other disposition of all or substantially all of the assets of a Subsidiary Guarantor) shall be released and relieved of its obligations under its Subsidiary Guarantee or Section 10.3, as the case may be; PROVIDED that in the event of an Asset Sale, the Net Proceeds from such sale or the disposition are treated in accordance with the provisions of Section 4.3. Upon delivery by the Company of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, including without limitation Section 4.3, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Subsidiary Guarantee. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Subsidiary Guarantor under this Indenture as provided in this Article X;

         SECTION 10.5 TRUSTEE TO INCLUDE PAYING AGENT. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company, and be acting hereunder, the term "trustee" as used in this Article X shall in such case (unless the contest shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article X in place of the Trustee.

         SECTION 10.6 RANKING OF SUBSIDIARY GUARANTEES. The Subsidiary Guarantees of CHS Electronics, Inc. (Nevada), CHS Delaware, Inc., CHS Delaware L.L.C. and CHS Americas, Inc. will be senior and unsubordinated obligations of such Subsidiary Guarantors. Any future Subsidiary Guarantees by a Subsidiary Guarantor that (a) is required to be a guarantor of the New Credit Facility or any refinancing thereof or (b) becomes a borrower or guarantor of certain other Indebtedness (referred to herein as the "Subordinated Subsidiary Guarantees") will be subordinated, as described below, in right of payment to the prior fulfillment of such obligations of such Subordinated Subsidiary Guarantors.

         To the extent any payment of Senior Indebtedness (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligations not been so affected) shall be deemed to be reinstated and outstanding as Senior Indebtedness for all purposes of the Subsidiary Guarantees as if such declaration, invalidity or setting aside had not occurred. Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness (including any interest accruing subsequent to an event of bankruptcy, whether or not such interest is an allowed claim enforceable against the debtor under applicable bankruptcy laws) shall first be paid in full, in cash, before the Holders or the Trustee on behalf of the Holders shall be entitled to receive any payment by or on behalf of the Company on account of the Subordinated Subsidiary Guarantees upon any such dissolution, winding-up, liquidating or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled, but for the subordination of the Subordinated Subsidiary Guarantees, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person making such payment or distribution, or by the Holders or the Trustee if received by them or it, directly to the holders of the Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders), to the extent necessary to pay all such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment distribution or provision therefor, to or for the holders of such Senior Indebtedne/section/

         No direct or indirect payment by or on behalf of the Company pursuant to the Subordinated Subsidiary Guarantees shall be made, and no enforcement action may be taken under any Subordinated Subsidiary Guarantee, whether pursuant to the terms of the Notes or upon acceleration or otherwise, if, at the time of such payment or action, there exists a default in the payment of all or any portion of the obligations on any Senior Indebtedness and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Indebtedne/section/ In addition, during the continuance of any other event of default with respect to the New Credit Facility pursuant to which the maturity thereof may be accelerated and (a) upon receipt by the Trustee of written notice from the Representative under the New Credit Facility or (b) if such event of default under the New Credit Facility results from the aceleration of the Notes, from and after the date of such acceleration, no payment pursuant to the Subordinated Subsidiary Guarantees may be made by or on behalf of the Company upon or in respect of the Notes and no enforcement action may be taken under any Subordinated Subsidiary Guarantee for a period (a "Payment Blockage Period") commencing on the earlier of the date of receipt of such notice or the date of such acceleration and ending 179 days thereafter (unless such payment Blockage Period shall be terminated by written notice to the Trustee from the Representative under the New Credit Facility or such event of default has been cured or waived). No more than one Payment Blockage Period may be commenced with respect to the Notes during any period of 360 consecutive days. Notwithstanding anything in this Indenture to the contrary, there must be 180 consecutive days in any 360-day period in which no Payment Blockage Period is in effect. No event of default (other than an event of default pursuant to the financial maintenance covenants under the New Credit Facility) that existed or was continuing on the date of the commencement of any Payment Blockage Period by the Representative for, or the holders of, Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived and shall have occurred again.

         Not later than five business days before a declaration of acceleration being notified to the Company in accordance with the Article VI or any other enforcement action being taken under a

Subordinated Subsidiary Guarantee, the Company shall send a written notice of such declaration to the Representative of the lenders under the New Credit Facility.

         "Representative" means the bank agent or other trustee, agent or representative in respect of the lenders under the New Credit Facility; PROVIDED THAT if, and for so long as, the lenders under the New Credit Facility lack such a representative, then the Representative for the lenders under the New Credit Facility shall at all times constitute the holders of a majority in outstanding principal amount of indebtedness in respect of the New Credit Facility.

         "Senior Indebtedness" is defined to mean the obligation of the Company and/or any of its Subsidiaries (including, in the event the Company or any Subsidiary merges, or consolidates with, another Person in compliance with
Section 5.1 obligations of the successor Person) to pay all Indebtedness and other monetary obligations of the Company under (or in respect of) the New Credit Facility and any refinancing thereof and amounts permitted under cluase
(viii) of the second paragraph of Section 4.8(a).


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



                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1 TRUST INDENTURE ACT CONTROLS. If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control.

         SECTION 11.2 NOTICES. Any notice or communication shall be deemed given if in writing and delivered in Person or mailed by first-class mail, overnight courier or telecopier communication, addressed as follows, and received by the addressee:

         (a)      if to the Company:

                           CHS Electronics, Inc.
                           2000 N.W. 84th Avenue
                           Miami, Florida 33122

                           Telephone: (305) 908-7200
                           Telecopier:  (305) 908-7040

                           Attention:  Chief Financial Officer

         (b)      if to the Trustee:

                           The Chase Manhattan Bank
                           450 West 33rd Street, 15th Floor
                           New York, New York 10001

                           Telephone: (212) 946-3009
                           Telecopier: (212) 946-8177

                           Attention:  Global Trust Services

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time. To the extent required by the Trust Indenture Act, any notice or communication shall also be mailed to any Person described in TIA Section 313(c).

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, and except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.


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



         SECTION 11.3 COMMUNICATIONS WITH HOLDERS WITH OTHER HOLDERS. Holders may communicate pursuant to TIA /section/ 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA /section/ 312(c).

         SECTION 11.4 CERTIFICATE AND OPINION OF COUNSEL AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel stating that, in the opinion of counsel, all such conditions have been complied with and (c) where applicable, a certificate or opinion by an accountant that complies with TIA /section/ 314(c).

         SECTION 11.5 STATEMENTS REQUIRED IN CERTIFICATE AND OPINION OF COUNSEL. Each certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the Person making such certificate or Opinion of Counsel has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate or Opinion of Counsel are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with, and such other opinions as the Trustee may reasonably request; PROVIDED, HOWEVER, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         SECTION 11.6 RULES BY TRUSTEE, PAYING AGENT, REGISTRAR. The Trustee may make reasonable rules for action by or at a meeting of Holders of the Notes. The Paying Agent or Registrar may make reasonable rules for its functions.

         SECTION 11.7 AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Indenture, the Company and each of the Subsidiary Guarantors (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed the Corporation Service Company, 80 State Street, 6th Floor, Albany, New York 12207-2543, as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes or this Indenture that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that the Corporation Service Company has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum and (iii) agrees that service of process upon the Corporation Service Company and written notice of said service to the Company (mailed or delivered to its Chief Financial Officer at its principal office as specified in
Section 12.2), shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and each Subsidiary Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Corporation Service Company in full force and effect so long as this Indenture shall be in full force and effect or any of the Notes shall be outstanding.

         To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Notes, to the extent permitted by law.

         SECTION 11.8 CONVERSION OF CURRENCY. The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Notes and this Indenture:

                  (a) (i) If for the purposes of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                           (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of endorsement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts as originally due.

                  (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Notes and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders of Notes and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts due or contingently due under the Notes and this Indenture (other than under this paragraph (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this paragraph (b) the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

         (c) The obligations contained in paragraphs (a)(ii) and (b) of this
Section 11.8 shall constitute separate and independent obligations of the Company from its other obligations under the Notes and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under paragraph (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or its liquidator. In the case of paragraph (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

                  (d) The term "rate(s) of exchange" shall mean the noon buying rate in New York City as certified for customs purposes by the Federal Reserve Bank of New York on the relevant date for cable transfers in the judgment currency other than such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts referred to in paragraphs (a) and (b) above and shall include any premiums and costs of exchange payable.

         SECTION 11.9 LEGAL HOLIDAYS. If any Payment Date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 11.10 GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. UPON THE ISSUANCE OF THE EXCHANGE NOTES OR THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, THIS INDENTURE SHALL BE SUBJECT TO THE PROVISIONS OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

         SECTION 11.11 NO RECOURSE AGAINST OTHERS. No recourse for the payment of the principal of, premium, if any, or interest on any Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Note or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, shareholder, officer, director, employee or controlling person of the Company or of any successor Person thereof. Each Holder, by accepting the Notes, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

         SECTION 11.12 SUCCESSORS. All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 11.13 DUPLICATE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         SECTION 11.14 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.15. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 11.16 This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                          CHS ELECTRONICS, INC.


                                          By____________________________________
                                            Claudio Osorio
                                            Chief Executive Officer,
                                            President and Chairman

                                          CHS ELECTRONICS, INC. (NEVADA)


                                          By____________________________________
                                            Claudio Osorio
                                            President


                                          CHS DELAWARE, INC.


                                          By____________________________________
                                            Claudio Osorio
                                            President


                                          CHS DELAWARE L.L.C.


                                          By____________________________________
                                            Claudio Osorio
                                            Management Committee Member


                                          CHS AMERICAS, INC.


                                          By____________________________________
                                            Claudio Osorio
                                            President

                                          THE CHASE MANHATTAN BANK


                                          By____________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                               FORM OF GLOBAL NOTE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD OF TIME AS MAY BE PERMITTED UNDER RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL CLOSING DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS AN OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.1

----------

1
         This Private Placement Legend is to be on the faace of the Global Note until (i) the Global Note is sold under an effective Registration Statement or
(ii) the Global Note is exchanged for an Exchange Note in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement.

                                                                  (continued...)

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                              CHS ELECTRONICS, INC.

                              2000 N.W. 84th Avenue
                              Miami, Florida 33122

                           9 7/8% Senior Note due 2005

No. [______]                                                 CUSIP No. 12542AAA5
                                                           ISIN No. USU1712PAA67

                             GLOBAL REGISTERED NOTE
                       representing a principal amount of
                      up to /bulleet/ United States Dollars
                                   $ /bullet/

of the 9 7/8% Senior Notes due 2005 (the "Notes") in the aggregate principal amount of 200,000,000 United States Dollars ($200,000,000) issued by CHS Electronics, Inc., a Florida corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to).



----------

1(...continued)

                  This Global Note represents up to /bullet/ securities in the principal amount of $1,000 each. The Company, for value received, hereby promises to pay to Cede & Co., or its registered assigns, upon surrender hereof, the principal sum of the Notes represented hereby on April 15, 2005.


                   Interest Payment Dates:   April 15 and October 15, commencing
                                             October 15, 1998

                   Record Dates:             April 1 and October 1


                  This Global Note has been issued by the Company as a registered global note to Cede & Co., as nominee of The Depository Trust Company ("DTC"), and been deposited with DTC in order to permit delivery and transfer of Notes within the DTC depositary and clearing system.

                  The actual number of Notes represented from time to time by this Global Note shall be evidenced by the records of DTC, which in turn shall be based on the register (the "Security Register") maintained by the Trustee, or any successor acting in such capacity appointed by the Company, acting as Registrar (the "Registrar") on behalf of the Company. In the case of any inconsistency between the Security Register and the records of DTC, the Security Register prevails, except in the case of manifest error.

                  This Global Note may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and to the provisions of the Indenture which is attached hereto and made a part hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee or the Authenticating Agent referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

April 9, 1998                          CHS ELECTRONICS, INC.

                                       By_______________________________________
                                          Claudio Osorio
                                          Chief Executive Officer,
                                          President and Chairman


                                       By_______________________________________
                                          Craig Toll
                                          Chief Financial Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

                  This is one of the Notes referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK,
                                       as Trustee

                                       By_______________________________________
                                         Authorized Officer

                                [REVERSE OF NOTE]

                              CHS ELECTRONICS, INC.

                              SENIOR NOTE DUE 2005

         1. PRINCIPAL AND INTEREST. The Company will pay the principal of this Note on April 15, 2005.

         The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate of [9_% per annum (subject to adjustment as provided below)]2 [9_% per annum, except that interest accrued on this Note pursuant to the penultimate paragraph of this
Section 1 for periods prior to the applicable Exchange Date (as such term is defined in the Registration Rights Agreement referred to below) will accrue at the rate or rates borne by the predecessor Note hereto from time to time during such periods].3

         Interest will be payable semiannually on each Interest Payment Date, commencing October 15, 1998. The amount of payments to the registered holder of the Regulation S Global Note and to the registered holder of the Rule 144A Global Notes shall correspond to the aggregate principal amount of Global Notes represented by the Regulation S Global Notes and the Rule 144A Global Notes (or any predecessor Notes), as established by the Registrar at the close of business on the April 15 or October 15 immediately preceding the Interest Payment Date.

         [The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of April 9, 1998 (the "Registration Rights Agreement"), between the Company and the Initial Purchasers named therein. In the event that either (a) an Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission on or prior to the 60th day following the date of original issue of the Notes, (b) such Exchange Offer Registration Statement has not been declared effective on or prior to the 120th day following the date of original issue of the Notes or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to the 150th day following the date of original issue of the Notes or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) with respect to the Notes is not declared effective on or prior to the 135th day following the date of original issue of the Notes (each such event referred to in clauses (a) through (c) above a "Registration Default"), then the Company will pay liquidated damages ("Liquidated Damages") to each Holder, during the first 90-day period


----------

2        Include only for Initial Notes.

3        Include only for Exchange Notes.

immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Notes held by such Holder. The amount of the Liquidated Damages will increase an additional $.05 per week per $1,000 principal amount for each subsequent 90-day period until the applicable Registration Default has been cured, up to a maximum amount of Liquidated Damages of $.30 per week per $1,000 principal amount of Notes. All accrued Liquidated Damages will be paid by the Company on each interest payment date to the Global Note Holder by wire transfer of immediately available funds or by federal funds check and to the Holders of certificated securities by mailing a check to such Holders' registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.]4

         Interest on this Note will accrue from the most recent date to which interest has been paid [on this Note or the Note surrendered in exchange herefor]5 or, if no interest has been paid, from April 9, 1998; PROVIDED that, if there is no existing default in the payment of interest and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes.

         Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

         2. METHOD OF PAYMENT. The principal of this Note shall be payable at the office of the Trustee in New York City and, subject to any fiscal or other laws and regulations applicable thereto, at the specified offices of any other Paying Agents appointed by the Company. Payment of principal of and interest on this Note shall be made by the Company in U.S. Dollars through the Paying Agent to the registered Holders of the Notes. Payments of principal shall be made upon surrender of the Notes, to the Paying Agent.

         All payments made by the Company to, or to the order of, the registered Holders of the Notes, shall discharge the liability of the Company under the Notes to the extent of the sums so paid.

         3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice in accordance

----------

4        Include only for Initial Notes.

5        Include only for Exchange Notes.

with the Indenture. Neither the Company nor any of its Affiliates may act as Paying Agent with respect to an Offer to Purchase.

         4. INDENTURE. The Company issued the Notes under an Indenture dated as of April 9, 1998 (the "Indenture") between the Company, the Subsidiary Guarantors named therein and The Chase Manhattan Bank, as trustee (the "Trustee"). This Note is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of all such terms. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         The Notes are guaranteed obligations of the Company limited in aggregate principal amount at maturity to $300,000,000.

         5. RESTRICTIVE COVENANTS. The Indenture limits, among other things, the Incurrence of Indebtedness by the Company and the Restricted Subsidiaries, the payment of dividends and other Restricted Payments, the incurrence of restrictions affecting dividends and other payments by Restricted Subsidiaries, the issuance and sale of Capital Stock of Restricted Subsidiaries, the issuance of Guarantees by Restricted Subsidiaries, transactions by the Company and the Restricted Subsidiaries with their respective Affiliates, sale-leaseback transactions, Liens, the use of proceeds from Asset Sales and the ability of the Company to merge with or into another entity or transfer substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee annually on compliance with the limitations contained in the Indenture.

         6. REDEMPTION. (a) The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after April 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice, at the following Redemption Prices (expressed in percentages of principal amount at maturity), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), if redeemed during the 12-month period commencing April 15 of the years set forth below:

         YEAR                                                  REDEMPTION PRICE
         ----                                                  ----------------
         2002.....................................                 104.938%
         2003.....................................                 102.469%
         2004 and thereafter......................                 100.000%

                  (b) At any time prior to April 15, 2001, the Company may redeem up to 35% of the aggregate principal amount of the Notes originally issued with the net proceeds of one or more Public Equity Offerings at a Redemption Price equal to 109.875% of the principal amount thereof, together with accrued interest, if any, to the Redemption Date (subject to the right of Holders on relevant Record Dates to receive interest due on relevant Interest Payment Dates); PROVIDED that immediately after giving effect to any such redemption, at least $125,000,000 of the aggregate principal amount of the Notes originally issued remains outstanding; PROVIDED, FURTHER, that such redemption occurs within 30 days of the date of closing of each such Public Equity Offering.

         7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to the Holder of this Global Note. Notes in denominations greater than $1,000 in principal amount at maturity may be redeemed in part. On and after the Redemption Date, unless the Company defaults in making the redemption payment, interest on Notes called for redemption will cease to accrue.

         8. REPURCHASE UPON CHANGE IN CONTROL. The Company shall commence, within 30 days of the occurrence of a Change of Control, and consummate an Offer to Purchase for all Notes then outstanding, at a purchase price equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued interest (if any) to the Payment Date.

         9. DENOMINATIONS. This Global Note is in certificated registered form and is denominated in an amount equal to $1,000 principal amount or an integral multiple thereof. The transfer of registered Notes may be registered and the Notes may be exchanged as provided in the Indenture.

         10. PERSONS DEEMED OWNERS. The Holder of this Note shall be treated as the owner of this Note for all purposes.

         11. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

         12. AMENDMENT, SUPPLEMENT, WAIVER, ETC. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the United States Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount at maturity of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

         13. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will, except as provided in such Article V, be released from those obligations.

         14. DEFAULTS AND REMEDIES. The following events will be defined as "Events of Default" in the Indenture: (i) a default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise; (ii) a default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; (iii) the failure to perform or comply with the provisions of Article V of the Indenture or the failure to make or consummate an Offer to Purchase in accordance with Section 4.13 or 4.15 thereof; (iv) any default in the performance of or breach of any other covenant or agreement of the Company in the Indenture or under the Notes (other than a default specified in clause (i), (ii) or (iii) above), which default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount at maturity of the Notes outstanding; (v) the occurrence of, with respect to any issue or issues of Indebtedness of the Company or any Significant Subsidiary having an outstanding principal amount of $10.0 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the holders thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days following such acceleration and/or (II) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; (vi) any final judgment or order (not covered by insurance) for the payment of money in excess of $10.0 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Restricted Subsidiary and shall not be paid or discharged, and there shall be any period of 30 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $10.0 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; and (vii) certain events of bankruptcy, insolvency, reorganization or administration affecting the Company or any Significant Subsidiary.

         Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture that occurs with respect to the Company) occurs and is continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount at maturity of the outstanding Notes may declare the Notes to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vii) or
(viii) of the Indenture occurs with respect to the Company, the principal of, premium, if any, and any interest on all of the Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount at maturity of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         15. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         16. NO RECOURSE AGAINST OTHERS. A trustee, director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

         17. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Company's obligations pursuant to the Indenture may be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States Government obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

         18. AUTHENTICATION. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

         THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                           CHS ELECTRONICS, INC.
                           2000 N.W. 84th Avenue
                           Miami, Florida 33122

                  SCHEDULE OF PRINCIPAL AMOUNT OF INDEBTEDNESS
                             EVIDENCED BY THIS NOTE

         The initial principal amount of indebtedness evidenced by this Note shall be $__, __,__. The following decreases/increases in the principal amount evidenced by this Note have been made:

                    DECREASE IN       INCREASE IN
                    PRINCIPAL         PRINCIPAL        TOTAL PRINCIPAL              NOTATION MADE
DATE OF             AMOUNT OF         AMOUNT OF        AMOUNT OF THIS GLOBAL        BY OR ON
DECREASE/           THIS GLOBAL       THIS GLOBAL      NOTE FOLLOWING SUCH          BEHALF OF
INCREASE            NOTE              NOTE             DECREASE/INCREASE            TRUSTEE
--------            ----              ----             -----------------            -------

--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------
--------            --------          --------         ----------------             ----------------

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Note purchased by the Company pursuant to
Section 4.13 or 4.15 of the Indenture, check the Box: [ ]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.13 or 4.15 of the Indenture, state the amount (in principal amount at maturity):


                                 $______________


Date:  ________________________

Your Signature:  ________________________
(Sign exactly as your name appears on the other side of this Note.)

Signature Guarantee:  ___________________________

                                                                       EXHIBIT B

                       FORM OF DEFINITIVE REGISTERED NOTE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD OF TIME AS MAY BE PERMITTED UNDER RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL CLOSING DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS AN OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.1

----------

1         This Private Placement Legend is to be on the face of the Definitive
Registered Note until (i) the Definitive Registered Note is sold under an effective Registration Statement or (ii) the Definitive Registered Note is exchanged for an Exchange Note in connection with an effective Registration Statement, in each case purusant to the Registration Rights Agreement.

                                                                  (continued...)

                              CHS ELECTRONICS, INC.

                              2000 N.W. 84th Avenue
                              Miami, Florida 33122

                           9 7/8% Senior Note due 2005

No. [______]                                               CUSIP No. [12542AAA5]
                                                         ISIN No. [USU1712PAA67]

                           DEFINITIVE REGISTERED NOTE
                       representing a principal amount of
                      up to /bullet/ United States Dollars
                                   $ /bullet/

of the 9 7/8% Senior Notes due 2005 (the "Notes") in the aggregate principal amount of 200,000,000 United States Dollars ($200,000,000) issued by CHS Electronics, Inc., a Florida corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to).

                  This Definitive Registered Note represents up to /bullet/ securities in the principal amount of $1,000 each. The Company, for value received, hereby promises to pay to the Holder, or its registered assigns, upon surrender hereof, the principal sum of the Notes represented hereby on April 15, 2005.


                   Interest Payment Dates:   April 15 and October 15, commencing
                                             October 15, 1998

                   Record Dates:             April 1 and October 1


                  Any transfer of this Definitive Registered Note shall be effective only if registered upon the books maintained for that purpose by the Registrar.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and to the provisions of the Indenture which is attached hereto and made a part

----------

(continued...)

hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee or the Authenticating Agent referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                              CHS ELECTRONICS, INC.

                                     By_________________________________________
                                        Name:
                                        Title:

                                     By_________________________________________
                                        Name:
                                        Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

                  This is one of the Notes referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK,
                                       as Trustee

                                       By_______________________________________
                                         Authorized Officer

                                [REVERSE OF NOTE]

                              CHS ELECTRONICS, INC.

                              SENIOR NOTE DUE 2005

         1. PRINCIPAL AND INTEREST. The Company will pay the principal of this Note on [April 15], 2005.

         The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate of [9_% per annum (subject to adjustment as provided below)]2 [9_% per annum, except that interest accrued on this Note pursuant to the penultimate paragraph of this
Section 1 for periods prior to the applicable Exchange Date (as such term is defined in the Registration Rights Agreement referred to below) will accrue at the rate or rates borne by the predecessor Note hereto from time to time during such periods].3

         Interest will be payable semiannually on each Interest Payment Date, commencing October 15, 1998. The amount of payments to the registered holders of the Definitive Registered shall correspond to the aggregate principal amount of such Note, as established by the Registrar at the close of business on the April 15 or October 15 immediately preceding the Interest Payment Date.

         [The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of April 9, 1998 (the "Registration Rights Agreement"), between the Company and the Initial Purchasers named therein. In the event that either (a) an Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission on or prior to the 60th day following the date of original issue of the Notes, (b) such Exchange Offer Registration Statement has not been declared effective on or prior to the 120th day following the date of original issue of the Notes or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated on or prior to the 150th day following the date of original issue of the Notes or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) with respect to the Notes is not declared effective on or prior to the 135th day following the date of original issue of the Notes (each such event referred to in clauses (a) through (c) above a "Registration Default"), then the Company will pay liquidated damages ("Liquidated Damages") to each Holder, during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per

----------

2        Include only for Initial Notes.

3        Include only for Exchange Notes.

week per $1,000 principal amount of Notes held by such Holder. The amount of the Liquidated Damages will increase an additional $.05 per week per $1,000 principal amount for each subsequent 90-day period until the applicable Registration Default has been cured, up to a maximum amount of Liquidated Damages of $.30 per week per $1,000 principal amount of Notes. All accrued Liquidated Damages will be paid by the Company on each interest payment date to the Note Holder by wire transfer of immediately available funds or by federal funds check and to the Holders of certificated securities by mailing a check to such Holders' registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.]4

         Interest on this Note will accrue from the most recent date to which interest has been paid [on this Note or the Note surrendered in exchange herefor]5 or, if no interest has been paid, from April 9, 1998; PROVIDED that, if there is no existing default in the payment of interest and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes.

         Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

         2. METHOD OF PAYMENT. The principal of this Note shall be payable at the Global Trust Services office of The Chase Manhattan Bank in New York City and, subject to any fiscal or other laws and regulations applicable thereto, at the specified offices of any other Paying Agents appointed by the Company. Payment of principal of and interest on this Note shall be made by the Company in U.S. Dollars through the Paying Agent to the registered Holders of the Notes. Payments of principal shall be made upon surrender of the Notes, to the Paying Agent.

         All payments made by the Company to, or to the order of, the registered Holders of the Notes, shall discharge the liability of the Company under the Notes to the extent of the sums so paid.

         3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice in accordance

----------

4        Include only for Initial Notes.

5        Include only for Exchange Notes.

with the Indenture. Neither the Company nor any of its Affiliates may act as Paying Agent with respect to an Offer to Purchase.

         4. INDENTURE. The Company issued the Notes under an Indenture dated as of April 9, 1998 (the "Indenture") between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"). This Note is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of all such terms. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         The Notes are guaranteed obligations of the Company limited in aggregate principal amount at maturity to $300,000,000.

         5. RESTRICTIVE COVENANTS. The Indenture limits, among other things, the Incurrence of Indebtedness by the Company and the Restricted Subsidiaries, the payment of dividends and other Restricted Payments, the incurrence of restrictions affecting dividends and other payments by Restricted Subsidiaries, the issuance and sale of Capital Stock of Restricted Subsidiaries, the issuance of Guarantees by Restricted Subsidiaries, transactions by the Company and the Restricted Subsidiaries with their respective Affiliates, sale-leaseback transactions, Liens, the use of proceeds from Asset Sales and the ability of the Company to merge with or into another entity or transfer substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee annually on compliance with the limitations contained in the Indenture.

         6. REDEMPTION. (a) The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after April 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice, at the following Redemption Prices (expressed in percentages of principal amount at maturity), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), if redeemed during the 12-month period commencing April 15 of the years set forth below:

         YEAR                                                  REDEMPTION PRICE
         ----                                                  ----------------
         2002.....................................                 104.938%
         2003.....................................                 102.469%
         2004 and thereafter......................                 100.000%

                  (b) At any time prior to April 15, 2001, the Company may redeem up to 35% of the aggregate principal amount of the Notes originally issued with the net proceeds of one or more Public Equity Offerings at a Redemption Price equal to 109.875% of the principal amount thereof, together with accrued interest, if any, to the Redemption Date (subject to the right of Holders on relevant Record Dates to receive interest due on relevant Interest Payment Dates); PROVIDED that immediately after giving effect to any such redemption, at least $125,000,000 of the aggregate principal amount of the Notes originally issued remains outstanding; PROVIDED, FURTHER, that such redemption occurs within 30 days of the date of closing of each such Public Equity Offering.

         7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to the Holder of this Note. Notes in denominations greater than $1,000 in principal amount at maturity may be redeemed in part. On and after the Redemption Date, unless the Company defaults in making the redemption payment, interest on Notes called for redemption will cease to accrue.

         8. REPURCHASE UPON CHANGE IN CONTROL. The Company shall commence, within 30 days of the occurrence of a Change of Control, and consummate an Offer to Purchase for all Notes then outstanding, at a purchase price equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued interest (if any) to the Payment Date.

         9. DENOMINATIONS. This Note is in definitive registered form and is denominated in an amount equal to $1,000 principal amount or an integral multiple thereof. The transfer of registered Notes may be registered and the Notes may be exchanged as provided in the Indenture.

         10. PERSONS DEEMED OWNERS. The Holder of this Note shall be treated as the owner of this Note for all purposes.

         11. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

         12. AMENDMENT, SUPPLEMENT, WAIVER, ETC. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the United States Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount at maturity of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

         13. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will, except as provided in such Article V, be released from those obligations.

         14. DEFAULTS AND REMEDIES. The following events will be defined as "Events of Default" in the Indenture: (i) a default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise; (ii) a default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; (iii) the failure to perform or comply with the provisions of Article V of the Indenture or the failure to make or consummate an Offer to Purchase in accordance with Section 4.13 or 4.15 thereof; (iv) any default in the performance of or breach of any other covenant or agreement of the Company in the Indenture or under the Notes (other than a default specified in clause (i), (ii) or (iii) above), which default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount at maturity of the Notes outstanding; (v) the occurrence of, with respect to any issue or issues of Indebtedness of the Company or any Significant Subsidiary having an outstanding principal amount of $10.0 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the holders thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days following such acceleration and/or (II) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; (vi) any final judgment or order (not covered by insurance) for the payment of money in excess of $10.0 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Restricted Subsidiary and shall not be paid or discharged, and there shall be any period of 30 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $10.0 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; and (vii) certain events of bankruptcy, insolvency, reorganization or administration affecting the Company or any Significant Subsidiary.

         Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture that occurs with respect to the

Company) occurs and is continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount at maturity of the outstanding Notes may declare the Notes to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(vii) or (viii) of the Indenture occurs with respect to the Company, the principal of, premium, if any, and any interest on all of the Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount at maturity of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         15. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         16. NO RECOURSE AGAINST OTHERS. A trustee, director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.

         17. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Company's obligations pursuant to the Indenture may be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States Government obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

         18. AUTHENTICATION. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

         THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                           CHS ELECTRONICS, INC.
                           2000 N.W. 84th Avenue
                           Miami, Florida 33122

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Note purchased by the Company pursuant to
Section 4.13 or 4.15 of the Indenture, check the Box: [ ]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.13 or 4.15 of the Indenture, state the amount (in principal amount at maturity):


                                 $______________


Date:  ________________________

Your Signature:  ________________________
(Sign exactly as your name appears on the other side of this Note.)

Signature Guarantee:  ___________________________

                                                                       EXHIBIT C

                              SUBSIDIARY GUARANTEE
                         CHS ELECTRONICS, INC. (NEVADA)
                               CHS DELAWARE, INC.
                               CHS DELAWARE L.L.C.
                               CHS AMERICAS, INC.

         Each Subsidiary Guarantor, hereby, jointly and severally with the other Subsidiary Guarantors, unconditionally guarantees to each Holder of Notes authenticated and delivered by the Trustee and to the Trustee and its sucessors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the Obligations of the Company to the Holders or the Trustee under the Notes or under the Indenture that: (a) the principal of, and premium, if any, and interest on the Notes shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on overdue principal of interest on the Notes, if any, if lawful and all other Obligations of the Company to the Holders or the Trustee under the Indenture or under the Notes shall be promptly paid in full or performed all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately.

         The Obligations of the Subsidiary Guarantors to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article X of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. The terms of Article X of the Indenture are incorporated herein by reference.

         No stockholder, officer, director or incorporator, as such, past, present or future, of the Subsidiary Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

         This is a continuing Subsidiary Guarantee and shall remain in full force and effect and shall be binding upon each Subsidiary Guarantor and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Company's Obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders of Notes and, in the event of any transfer or assignment of rights by any Holder of Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not a guarantee of collection.

         In certain circumstances more fully described in the Indenture, any Subsidiary Guarantee may be released from its liability under this Subsidiary Guarantee, and any such release will be effective whether or not noted hereon.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         For purposes hereof, each Subsidiary Guarantor's liability will be that amount from time to time equal to the aggregate liability of such Subsidiary Guarantor hereunder, but shall be limited to the lesser of (i) the aggregate amount of the Obligations of the Company under the Notes and the Indenture and
(ii) the amount, if any, which would not have (A) rendered such Subsidiary Guarantor "insolvent" (as such term is defined in the federal Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left it with unreasonably small capital at the time its Subsidiary Guarantee of the Notes was entered into, after giving effect to the incurrence of existing indebtedness immediately prior to such time; PROVIDED that, it shall be a presumption in any lawsuit or other proceeding in which such Subsidiary Guarantor is a party that the amount guaranteed pursuant to its Subsidiary Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of such Subsidiary Guarantor, or debtor in possession or trustee in bankruptcy of such Subsidiary Guarantor, otherwise proves in such a lawsuit that the aggregate liability of such Subsidiary Guarantor is limited to the amount set forth in clause (ii). The Indenture provides that, in making any determination as to the solvency or sufficiency of capital of a Subsidiary Guarantor in accordance with the previous sentence, the right of such Subsidiary Guarantor to contribution from other Subsidiary Guarantors and any other rights such Subsidiary Guarantor may have, contractual or otherwise, shall be taken into account.

         Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                                CHS ELECTRONICS, INC. (NEVADA)


                                                By:_____________________________
                                                   Claudio Osorio
                                                   President


                                                CHS DELAWARE, INC.



                                                By:_____________________________
                                                   Claudio Osorio
                                                   President


                                                CHS DELAWARE L.L.C.



                                                By:_____________________________
                                                   Claudio Osorio
                                                   Management Committee Member



                                                CHS AMERICAS, INC.


                                                By:_____________________________
                                                   Claudio Osorio
                                                   President

                                                                       EXHIBIT D

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S

                            REGULATION S CERTIFICATE

To:      The Chase Manhattan Bank
              as Trustee (the "Trustee")

         Attention:

         Re:    INDENTURE (THE "INDENTURE") DATED AS OF APRIL 9, 1998 AMONG
                CHS ELECTRONICS, INC. (THE "COMPANY"), THE SUBSIDIARY GUARANTORS NAMED THEREIN AND THE TRUSTEE

Ladies and Gentlemen:

                  This Certificate relates to our proposed transfer of $____ principal amount of Notes issued under the Indenture. Terms are used in this Certificate as defined in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"). We hereby certify as follows:

                  1. The offer of the Notes was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(o) of Regulation S under the circumstances described in Rule 902(i)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

                  2. Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

                  3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States.

                  4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  5. If we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(c) of Regulation S.

                  Details of the relevant accounts at /bullet/ and The Depository Trust Company to be credited and debited, respectively, are as follows: [insert details]

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,

                                [NAME OF SELLER]

                                By:__________________________
                                   Name:
                                   Title:
                                   Address:

Date of this Certificate:  __________ __

                                                                       EXHIBIT E

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                      WITH TRANSFERS PURSUANT TO RULE 144A

                              RULE 144A CERTIFICATE

To:      The Chase Manhattan Bank
              as Trustee (the "Trustee")

         Attention:        Corporate Trust Administration

         Re:    INDENTURE (THE "INDENTURE") DATED AS OF APRIL 9, 1998 AMONG
                CHS ELECTRONICS, INC. (THE "COMPANY"), THE SUBSIDIARY GUARANTORS NAMED THEREIN AND THE TRUSTEE

Ladies and Gentlemen:

                  This Certificate relates to our proposed purchase of $____ principal amount of Notes issued under the Indenture. We and, if applicable, each account for which we are acting, are "qualified institutional buyers" within the meaning of Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended (the "Securities Act"). We are aware that the transfer of Notes to us is being made in reliance on the exemption from the provisions of
Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

                  Details of the relevant accounts at /bullet/ and The Depository Trust Company to be credited and debited, respectively, are as follows: [insert details]

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,

                               [NAME OF PURCHASER]

                               By:__________________________
                                  Name:
                                  Title:
                                  Address:

Date of this Certificate:  __________ __

                                                                       EXHIBIT F

                FORM OF INSTITUTIONAL ACCREDITED INVESTOR LETTER

         We are delivering this letter in connection with a proposed purchase of 9 7/8% Senior Notes due 2005 (the "Notes" of CHS Electronics, Inc. (the "Company").

         We hereby confirm that:

         (i) we are an "accredited investor" within the meaning of rule 501
(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501 (a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

         (ii) any purchase of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors;

         (iii) in the event that we purchase any Notes, we will acquire Notes having a minimum purchase price of at least $100,000 for our own account and for each separate account for which we are acting;

         (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes;

         (v) we are not acquiring Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

         (vi) we acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Notes.

         We understand that the notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that such Notes may be offered, resold, pledged or otherwise transferred only
(i) to a person whom we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in a transaction meeting the requirements of Rule 144, outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), (ii) to the Company or
(iii) pursuant
to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United states or any other applicable jurisdiction. We understand that the registrar will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Notes purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

         We acknowledge that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.